[LOGO] FIDELITY INTERNATIONAL LIMITED
                                             CODE OF ETHICS

                               Effective February 6th, 2006


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[LOGO]                      FIDELITY'S CODE OF ETHICS


FIDELITY'S COMMITMENT TO ETHICS


Our company's commitment to the highest standards of integrity and loyalty to customers and shareholders is underscored by our name - Fidelity. We are known by our decisions and actions, as a company and as individuals.

In the financial services industry the major asset of any company is its reputation. The Code not only underlines Fidelity's commitment to keeping the Fidelity reputation untarnished, but also provides a framework in which employees can manage their personal affairs in a way consistent with that reputation.

All employees of Fidelity International Limited and its subsidiary companies (Fidelity) are bound by this Code of Ethics which sets out the standards we expect from you in personal account trading, managing conflicts of interest, and receiving gifts and hospitality. Parts of the Code apply, not only to you as an employee, but also to close relatives, spouses, domestic partners, and others in whose affairs you could have a beneficial interest.

As an officer, director, or employee of Fidelity, you have a fiduciary duty never to place your own personal interests above the interests of Fidelity's clients, which include shareholders of funds managed or advised by Fidelity. This means never taking unfair advantage of your relationship to Fidelity in attempting to benefit yourself or another party. It also means never acting in a way that interferes or conflicts with Fidelity's business or the interests of its customers. The accompanying Code of Ethics enables the company and its employees to behave in a way that does not conflict - or appear to conflict - with the interests of our clients. Among other things, engaging in market timing or late trading of Fidelity Funds is prohibited.

 We believe that customer interests can be protected even when employees make personal investments, exchange gifts or engage in outside activities, but there must be limits.

 No written Code can anticipate all activity that would conflict (or might appear to conflict) with the interests of Fidelity or its clients. Fidelity employees are expected to understand and respect the SPIRIT of the rules - and always to act in a way that demonstrates our commitment to our customers and to doing the right thing. Any activity that compromises Fidelity's integrity, even if it doesn't violate the Code, has the potential to harm Fidelity's reputation and may result in scrutiny or further action from the Code of Ethics Oversight Group (the EOG) or Compliance.

The Code does not create any obligation to any person or entity other than Fidelity. The Code may be modified at any time and FIDELITY RESERVES THE RIGHT TO DECIDE WHETHER THE CODE APPLIES TO A SPECIFIC SITUATION AND HOW IT SHOULD BE INTERPRETED.

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[LOGO]                      FIDELITY'S CODE OF ETHICS


THE STRUCTURE OF THE CODE

----------------------- --------------------------------------------------------

      MAIN BODY         THIS CONTAINS THE MAIN BODY OF THE CODE AND APPLIES TO
                        ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 2 CONTAINS THE GENERAL ADMINISTRATIVE PROCEDURES FOR THE CODE AS WELL AS THE RULES ON GIFTS AND HOSPITALITY AND AGAIN APPLIES TO ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 3          CONTAINS THE SPECIAL SUPPLEMENTS FOR SPECIFIC COUNTRIES

----------------------- --------------------------------------------------------

        PART 4          APPENDICES

----------------------- --------------------------------------------------------

      THE FORMS         A FULL SET OF ALL THE FORMS YOU MAY NEED

----------------------- --------------------------------------------------------


                  CONTENTS

                  THE MAIN BODY

                  1.    Introduction                                3
                  2.    Who must follow the Code                    4
                  3.    Basic Rules                                 6
                  4.    Holding Securities                          7
                  5.    Trades which are subject to the Code        8
                        > TAKING STOCK - BEFORE YOU CAN TRADE <     9
                  6.    Trades which are not allowed                10
                  7.    Trades which need special permission        13
                  8.    Times when you are not allowed to trade     14
                  9.    How to trade                                17
                        > TAKING STOCK - AFTER YOU HAVE TRADED <    19

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READ THE CODE CAREFULLY. IT IS AN IMPORTANT DOCUMENT THAT FORMS PART OF YOUR
CONTRACT OF EMPLOYMENT WITH FIDELITY. IN FACT, WE ASK YOU TO CONFIRM TO US EACH YEAR THAT YOU HAVE READ AND UNDERSTOOD THE CODE. THIS IS FOR YOUR OWN PROTECTION AS A SERIOUS BREACH OF THE CODE CAN LEAD TO A FINE OR EVEN DISMISSAL. IN SOME JURISDICTIONS BREACHES OF PARTS OF THE CODE MAY BE A CRIMINAL OFFENCE.

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[LOGO]                      FIDELITY'S CODE OF ETHICS


1. INTRODUCTION

The purpose of the Code is to provide a framework within which you can conduct your personal affairs without coming into conflict with our duties to our customers. A lot of the Code covers your own trades in stocks and shares, but some of it (Part 2) also covers receiving gifts and invitations to sporting and other events. It is your responsibility to familiarise yourself with the Code.

Many of our regulators require Fidelity to have such a Code, but Fidelity has always believed in the principles set out in the Code. We look after the savings and pensions of many hundreds of thousands of people and we have a duty to safeguard these and not to use them to our personal advantage.

As a result there may be times when you, or a member of your close family, will not be allowed to buy or sell a particular share. This could be because we are trading in that share on behalf of our customers. We do not want to put that customer trade at risk. Neither do we want to give the impression that we are using knowledge of what we are doing for customers to make a profit or avoid a loss in our personal trading.

Fidelity actively discourages the giving and receiving of business-related gifts and hospitality. This is to avoid potential conflicts of interest or bias in trading with outside suppliers and external relationships. Fidelity's Gifts and Hospitality Policy, which is separate from this Code and can be found at Section 2 of Part 2, sets forth the specific policies, restrictions and procedures to be observed by employees with respect to business-related gifts and related matters.

We also recognise that there are times when it might cause hardship for you to follow the Code to the letter. In exceptional circumstances we can establish special approvals that are consistent with the principles of the Code and the interests of our customers. If you have a problem you must raise it as early as possible with your local Ethics Officer.

A final word...
The Code cannot cover every situation that might come up. IT IS UP TO YOU TO BEHAVE RESPONSIBLY AND FOR YOU TO FOLLOW THE CODE. EVEN IF YOU HAVE RECEIVED SOME PERMISSION YOU STILL MUST MAKE SURE THAT WHAT YOU PLAN TO DO IS ALLOWED UNDER THE CODE. THIS IS YOUR PERSONAL RESPONSIBILITY. IF YOU ARE IN DOUBT OR HAVE A QUESTION CONTACT YOUR LOCAL ETHICS OFFICER BEFORE YOU DO ANYTHING. THEIR CONTACT DETAILS ARE SET OUT IN APPENDIX A OF PART 4.

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[LOGO]                      FIDELITY'S CODE OF ETHICS


2. WHO MUST FOLLOW THE CODE

All employees of Fidelity have to follow the Code. The Code also covers members of your immediate family, spouses and domestic partners and others living in the same house. It will also cover trading in stocks and shares where you have a financial interest. APPENDIX B of Part 4 sets out when the Code will apply to someone other than you. This can be a complex area and if you are in any doubt as to whether a particular person is covered by the Code you must ask your local Ethics Officer (see APPENDIX A of Part 4). Broadly, if something applies to you, it applies to your immediate family and domestic partners in the same household, but you should read APPENDIX B carefully.

You are told when you join Fidelity which employee category you fall into. This category will also apply to people who must follow the Code because of Appendix
B. Your category is important because there are some rules in the Code that only apply to particular categories of employees.

There are four main categories:

     |X|  Non-Access Persons

     |X|  Access Persons

     |X|  Investment Professionals

     |X|  Senior Executives

The categories are based on what sort of work you do and what sort of information you have access to. So when you change jobs or the type of work you do, your category may also change.

If you fall within more than one category, your category is the more restrictive category - with Investment Professionals being the most restrictive. You may also be placed in a particular category by designation of your local Compliance Department. This can include non-employees (such as independent contractors) who could have access to sensitive fund information.

                                  PLEASE NOTE:

|X| ALL INVESTMENT PROFESSIONALS AND SENIOR EXECUTIVES ARE ALSO ACCESS PERSONS. SOME PARTS OF THE CODE ONLY APPLY TO INVESTMENT PROFESSIONALS AND SENIOR EXECUTIVES.

|X| SOME PEOPLE MAY ALSO BE CATEGORISED AS A SENIOR EXECUTIVE OR INVESTMENT PROFESSIONAL EVEN WHEN NOT FALLING INTO ONE OF THE DESCRIPTIONS. IF THIS HAPPENS TO YOU, YOU WILL BE TOLD IN WRITING.


                               NON-ACCESS PERSONS

You are a Non-Access Person if: you do not have access to any information, either via systems or physical access, which could be regarded as Fidelity proprietary information and which might be relevant to a trading decision; and you have been specifically notified by your local Ethics Officer of your status.


                                 ACCESS PERSONS

All employees of any Fidelity company who are not a Non-Access person and all directors of such companies

All directors of a Fidelity Fund

If you are a director who has signed a separate letter you are treated as a different category. Details can be found in APPENDIX C of Part 4.

EVERYONE IN FIDELITY HAS TO FOLLOW THE ACCESS PERSON RULES (EXCEPT WHERE YOU ARE A NON-ACCESS PERSON), BUT SOME WILL ALSO HAVE TO FOLLOW THE RULES OF ANOTHER CATEGORY - SEE BELOW.


                            INVESTMENT PROFESSIONALS

You are an Investment Professional if you are:

o    A portfolio manager
o    A research analyst or associate
o    A trader or a trading assistant
o    A member of an asset allocation group
o    A member of the Portfolio Management Services group


                                SENIOR EXECUTIVES

                     You are a Senior Executive if you are:

o    A board director of any Fidelity company
o    A director or VP of such a company
o    In the Fund Treasurer's Department
o    In the Compliance or Legal Departments
o    In the Internal Audit, Risk or Security Departments
o    In the Fund Accounting Department

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[LOGO]                      FIDELITY'S CODE OF ETHICS


SPECIAL CATEGORIES

If you are a director or an employee of the following companies you must read and also follow (if appropriate) the relevant supplement in Part 3.

1.   Fidelity Investments Securities Investment Trust Co. Ltd

2.   Fidelity Investments Securities (Taiwan) Ltd

3.   Fidelity Investments Advisory Company (Korea) Limited

4.   Fidelity Investments Japan and Fidelity Securities K.K.

5. Fidelity Investment Services GmbH and Fidelity Investments International - Niederlassung Frankfurt

6.   Fidelity Investment Management GmbH

7.   Fidelity Investissements SAS and Fidelity Gestion

8.   Fidelity Business Services India Pvt. Ltd.

9.   Fidelity Fund Management Pvt. Ltd., India



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[LOGO]                      FIDELITY'S CODE OF ETHICS


3.       BASIC RULES

3.1.     COMPLYING WITH LEGISLATION
         As well as following the Code and other company-wide policies, you must follow your local laws and regulations.

3.2.     REPORTING VIOLATIONS TO COMPLIANCE
         If you become aware that you have broken the Code you must immediately inform your local Ethics Officer providing full details.

         If you become aware that someone else has broken the Code, you should consult the Workplace Concerns Policy, a link to which can be found on the Code of Ethics website.

3.3.     AGREEING TO FOLLOW THE CODE
         Even though the Code forms part of your contract of employment, when you start work at Fidelity, and again each year, you're required to sign an Acknowledgment Form (Form A), in which you formally certify that:

         o you understand and will comply with all provisions that apply to you

         o    Fidelity may monitor records of your personal trading

         o you will comply with any new or existing provisions that may become applicable to you in the future

         New employees must complete and submit the Acknowledgment Form within 10 days of hire.

         Existing employees are to acknowledge their acceptance of the Code every year by January 28th unless otherwise notified.

         THE ACKNOWLEDGMENT FORM (FORM A) MUST BE COMPLETED ONLINE AND CAN BE FOUND ON THE CODE OF ETHICS WEBSITE.

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     FAILURE TO COMPLETE AND FILE THE FORMS CAN LEAD TO DISCIPLINARY ACTION

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3.4      INFORMATION YOU HAVE TO SUPPLY

         There are four specific types of information you must disclose with your Acknowledgement Form if applicable:

         o    Brokerage accounts.

         o Accounts with shares of Fidelity Funds (both open and closed end funds), including accounts held at Fidelity or FundsNetwork (plus most recent statement). These must include wrapped accounts, such as PEP, ISA, pension and PEA accounts which can hold Fidelity Funds, but not including your Fidelity pension scheme account.

         o    Accounts with shares of FMR Funds.

         o Any holdings of Reportable Securities not held in such accounts (such as certificate shares, private placements, or interests in a company or partnership). Information about these holdings must be no more than 45 days old when you submit it.

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[LOGO]                      FIDELITY'S CODE OF ETHICS


4. HOLDING SECURITIES YOU MUST FOLLOW THIS SECTION IF YOU HOLD ANY REPORTABLE SECURITIES

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        DEFINITION In this document, the term "brokerage account" means an account which has the capacity to trade Reportable Securities. As well as traditional stockbroker accounts this includes registrar accounts, nominee accounts, accounts at investment trust providers, PEP and ISA accounts, dematerialised accounts, pension, Child Trust Fund (CTF) accounts, and any other account which has trading functionality. ACCOUNTS THAT ARE RESTRICTED TO TRADING ONLY SHARES OF OPEN-ENDED FUNDS ARE NOT CONSIDERED BROKERAGE ACCOUNTS.

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This section covers not only accounts and holdings under your own name or control, but accounts and holdings in which you have a beneficial interest (see APPENDIX B of Part 4).

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         Your local Ethics Officer (APPENDIX A of Part 4) can provide you with the relevant paperwork or contact for setting up an account.

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4.1      WHILE EMPLOYED AT FIDELITY, YOU MUST MAINTAIN YOUR BROKERAGE
         ACCOUNTS AT A BROKER THAT HAS AGREED TO PROVIDE DUPLICATE REPORTING AND DO ALL YOUR TRADES THROUGH THAT ACCOUNT.

4.2 Unless your broker agrees in writing to provide duplicate reporting to your local Ethics Officer you must either:

         - sell all holdings through the brokerage account and close the account; or

         - transfer your holdings to a broker who has agreed to provide duplicate reporting to your local Ethics Officer and close the account.

4.3 This process must be completed WITHIN TWO MONTHS of your start date. Once the brokerage account has been closed you must provide evidence of the account closure to your local Ethics Officer. If you require more than two months, you must seek Special Approval.

4.4 To request special approval, you must complete the Special Approval Request Form (Form I). Approval may not always be given. If given, it will usually be subject to special conditions. Approval is subject to review and can be withdrawn if circumstances change. If you break any special conditions that we might set you will be treated as having broken the Code itself. The processing time for Special Approval requests is normally 5 business days of receipt of all required documentation.

4.5 Brokers send to Fidelity reports of trades on your account and regular statements. By opening an account at a Broker who has agreed to provide duplicate reporting you agree that we can receive these documents and permit us access to all account information relating to your period of employment with Fidelity. If for some reason the Broker does not provide the report we may ask you to move your account to a broker that will provide duplicate reporting, and you must respond promptly.

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                           FIDELITY'S COMMITMENT

  Should you, or someone in whose account you have a beneficial interest, be charged a fee (such as an account closeout or transfer fee) during the transfer process of the brokerage account, you can seek reimbursement from Fidelity for all reasonable charges.

  SEE FORM J FOR MORE DETAILS.

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[LOGO]                      FIDELITY'S CODE OF ETHICS


5.       WHICH TRADES ARE SUBJECT TO THE CODE

         ANY TRADE IN A REPORTABLE SECURITY IS COVERED BY THE CODE WHETHER DIRECTLY HELD OR HELD THROUGH A WRAPPER SUCH AS A PEP, PEA, ISA OR PENSION ACCOUNT. A PURCHASE OR A SALE OF AN INVESTMENT THAT IS NOT A REPORTABLE SECURITY IS NOT COVERED BY THE CODE. VIRTUALLY ALL SECURITIES ARE REPORTABLE SECURITIES.


Reportable security INCLUDES:                                     Reportable security DOES NOT INCLUDE:

o    Shares of Fidelity Funds (except Fidelity cash               o    Shares issued by cash funds (including
     funds)                                                            Fidelity cash funds)

o    Interests in Fidelity's deferred compensation                o    Shares or units in non-Fidelity open-ended
     plan reflecting hypothetical investments in Fidelity              funds or unit trusts
     Funds
                                                                  o    Government Securities issued by the USA,
o    Any open-ended fund advised by Fidelity                           Japan and members of the European Economic Area
                                                                       - see below
o    If you manage or advise a Fidelity Fund of
     funds the target funds of that fund of funds                 o    Securities issued by agencies of these
                                                                       governments which have a remaining maturity of
o    Interests in a variable annuity or unit-linked                    one year or less
     life policy specifically linked to a Fidelity Fund
                                                                  o    Debt instruments in Indian Rupees issued by
o    Shares of FMR Funds (except money market funds)                   the Government of India, the Reserve Bank of
                                                                       India, or Post Offices owned by the Government
o    Shares or stock (in public and private                            of India
     companies)
                                                                  o    Life assurance and other policies without
o    Corporate and municipal bonds                                     specific underlying Fidelity Funds

o    Options on securities (including options on                  o    Bank savings or current accounts
     stocks and stock indexes)
                                                                  o    Certificates of Deposit and other money
o    Single-stock futures                                              market investments such as commercial paper

o    Single-stock contracts for differences                       o    Securities issued by companies in the
                                                                       Fidelity Group to you as compensation or a
o    Shares of Exchange Traded Funds                                   benefit associated with your employment

o    Shares of closed-end funds and Investment                    o    Securities issued as a form of deferred
     Trusts (including Fidelity's listed in the UK)                    compensation until that security has passed its
                                                                       vesting date.
o    Government bonds other than those deemed
     non-reportable as outlined in the opposite column,           o    Commodities (such as agricultural products or
     and                                                               metals), and futures and options on commodities
                                                                       traded on a commodities exchange.
o    Any other instrument not specifically excluded



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  DEFINITION:
  FIDELITY FUND: Any fund, whether an
  investment trust, unit trust, or other pool of assets that is advised or sub-advised by Fidelity.

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
------------------- ---------------- ---------------- ----------------- ---------------- -------------
Austria             Belgium          Czech Republic   Denmark           Estonia          EEA
                                                                                         COUNTRIES
------------------- ---------------- ---------------- ----------------- ----------------
Finland             France           Germany          Greece            Hungary
------------------- ---------------- ---------------- ----------------- ----------------
Iceland             Ireland          Italy            Latvia            Liechtenstein
------------------- ---------------- ---------------- ----------------- ----------------
Lithuania           Luxembourg       Malta            Netherlands       Norway
------------------- ---------------- ---------------- ----------------- ----------------
Poland              Portugal         Slovakia         Slovenia          Spain
------------------- ---------------- ---------------- ----------------- ----------------
Sweden              United Kingdom
------------------- ---------------- ---------------- ----------------- ----------------

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[LOGO]                      FIDELITY'S CODE OF ETHICS


                     TAKING STOCK - BEFORE YOU CAN TRADE

YOU MUST HAVE COMPLETED THE FOLLOWING STEPS
                                                             -------------------
o    Know what category of employee you are and whether         See Section 2
     any of the special supplements apply to you.
                                                             -------------------

                                                             -------------------
o    Read and understood the Basic Rules.                       See section 3

o    Completed the online Acknowledgement Form and
     provided any information regarding holdings you
     have in any accounts which are in your name, or in
     which you have a beneficial interest.                   -------------------


o    Opened an account with a Broker who has agreed in       -------------------
     writing to provide the Ethics Office with                  See Section 4
     duplicate reporting for the account. You may ONLY
     trade through a Broker who has agreed to and does       -------------------
     give duplicate reporting.

                                                             -------------------
o    Read and understood the definition of Reportable           See Section 5
     Security as it relates to the trade you want to
     do.                                                     -------------------

YOU NOW NEED TO
                                                             -------------------
o    Understand whether the trade is one that is                See Section 6
     allowed by the Code.                                    -------------------

                                                             -------------------
o    Confirm whether you need special permission.               See Section 7
                                                             -------------------

                                                             -------------------
o    Confirm whether, at the time you want to trade             See Section 8
     there are any restrictions.                             -------------------

                                                             -------------------
o    Obtain pre-clearance approval.                             See Section 9
                                                             -------------------


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                                  HELPFUL TIPS

o If you do not know which employee category you belong to, contact your local Ethics Officer for guidance.

o If you do not know whether a particular country supplement applies to you, contact your local Ethics Officer.

o If you are investing in a non-Fidelity fund or unit trust check the prospectus to see if it is advised by Fidelity. If you are unsure, contact your local Ethics Officer.

o If you are invested in a variable annuity or unit-linked life policy, check the prospectus to see if any of its underlying assets are to be held in funds advised by Fidelity. If you are unsure, contact your local Ethics Officer.

o Allow 5 business days (from the date all required information was provided) for the processing of any Special Approval requests.

FOR COMPLIANCE DEPARTMENT DETAILS SEE APPENDIX A OF PART 4
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[LOGO]                      FIDELITY'S CODE OF ETHICS


6.      TRADES WHICH ARE NOT ALLOWED

--------------------------------------------------------------------------------
IMPORTANT NOTE:
EVEN IF YOU OBTAIN PRE-CLEARANCE TO DO ANYTHING LISTED BELOW, THAT IS NO DEFENCE. IT IS YOUR RESPONSIBILITY TO MAKE SURE YOU DO NOT CARRY OUT A TRADE WHICH IS NOT ALLOWED OR YOU WILL HAVE BREACHED THE CODE.
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CERTAIN TYPES OF TRADES ARE NOT PERMITTED UNDER ANY CIRCUMSTANCES. IT IS NOT
POSSIBLE TO SET OUT EVERY TYPE OF TRADE THAT IS INAPPROPRIATE SO THE LIST BELOW MAY BE ADDED TO FROM TIME TO TIME.




6.1      INSIDER TRADING

         You must not trade (or encourage someone else to trade) if you have INSIDE INFORMATION which is relevant to the security. In some countries trading on inside information is a criminal offence. In all countries trading with inside information may lead to disciplinary action being taken. A summary of insider trading law is in APPENDIX E of Part 4.

6.2      USING YOUR KNOWLEDGE OF FUND TRADES

         You may not use your knowledge of transactions in funds or other accounts advised by Fidelity to profit from the market effect of these transactions. Providing others with information of fund transactions is prohibited.

6.3      UNDUE INFLUENCE

         The funds and accounts advised by Fidelity must act in the best interests of their shareholders and clients. Accordingly, you are prohibited from influencing any of these funds or accounts to act for the benefit of any other party other than its shareholders or clients.

         For example, you may not influence a fund to buy, sell, or refrain from trading a security in order to affect that security's price or to advance your own interests or the interests of a party that has or seeks to have a business relationship with Fidelity.

6.4      LATE TRADING AND SHORT TERM TRADING IN FUNDS

         Any transactions in a Fidelity Fund of a type or pattern that could be regarded as detrimental to other shareholders or that could in any way be regarded as representing a conflict of interest with Fidelity's fiduciary obligations is prohibited. This includes late trading, short-term trading or market timing transactions and extends to Fidelity Funds held in a retirement or savings plan (such as a defined contribution pension scheme, ISA, PEP or PEA).

         Fidelity will examine any pattern of transactions with regard to their size, frequency and the funds dealt for the purposes of determining whether unacceptable trading has occurred. Except for Fidelity cash funds, selling or switching out of a Fidelity Fund within 30 days of investing will be presumed to be short-term trading and is therefore prohibited. An explanation will be required for any such trading and any profits may be forfeit in addition to any other disciplinary action that might be appropriate. Monthly savings plans investing in Fidelity Funds in accounts held at Fidelity and regularly scheduled subscriptions/redemptions to these Fidelity Funds are generally exempted from this section.

6.5      INVESTMENT CLUBS ETC.

         You must not invest in or through investment clubs and similar groups.

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6.6      SPREAD BETTING

         Any form of spread betting based on Reportable Securities is prohibited.

6.7      SHORT SALES

         You are not allowed to take a short position in a security that exceeds the same account's long position in that security. This includes purchasing naked/uncovered put options or selling naked/uncovered call options.

         Covered short sales (refer to definition at right) are permitted, as are short strategies involving the following indexes: S&P 100, S&P 500, S&P Midcap 400, FTSE 100 and Nikkei 225.

         Definitions:

         Selling Short - Selling Securitites that you do not own at the time you sell it.

         Covered short sale - Selling short a security while holding the same number of that security or more in your account.

6.8      HEDGE FUNDS

         You must not invest in hedge funds.

         Exceptions:

         o    Funds regulated by an OECD regulator

         o Funds domiciled in a non-OECD country (eg Cayman Islands) but managed by a fund manager who is regulated in an OECD country may be given Special Approval by the Ethics Office.

6.9      CERTAIN OPTIONS AND FUTURES

         You are not allowed to purchase put or sell call options or futures on Stock Market indices OTHER THAN the following:
         o    FTSE 100
         o    Nikkei 225
         o    S&P100, S&P Midcap 400 and S&P 500

6.10     INVESTMENTS IN BROKERS

         You must not purchase investments in a stockbroker, securities trader or broker dealer which appears on the restricted list kept by Global Compliance. This list changes, so if you want to buy shares in such a company you must first of all check with your local Compliance contact (see APPENDIX A of Part 4).

6.11     DERIVATIVES TO EVADE THE CODE

         You must not trade in any derivative of a Reportable Security which has the effect of evading the requirements of the Code. This includes all types of derivatives.

6.12     GOOD-UNTIL-CANCELLED

         You must not place good-until-cancelled orders as they may inadvertently cause you to violate the pre-clearance provisions of this Code.

6.13     EXERCISING DISCRETION FOR OTHERS

         You may not exercise investment discretion over accounts in which you have no beneficial interest, unless your situation falls within the limited circumstances described in APPENDIX H of Part 4 and you have obtained prior written approval from your local Ethics Officer.

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6.14     HIGH VOLUMES OF TRADING

         Fidelity believes that a very high volume of personal trading can be time consuming and increases the possibility of actual or apparent conflicts with portfolio transactions. An unusually high level of personal trading activity is discouraged and may be monitored by the Ethics Office. It may lead to the taking of appropriate action under the Code. In general, anyone placing more than 25 trades in a quarter should expect additional scrutiny of their trades.

















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[LOGO]                      FIDELITY'S CODE OF ETHICS


7.       TRADES WHICH NEED SPECIAL PERMISSION

--------------------------------------------------------------------------------
   IMPORTANT NOTE: EVEN IF YOU OBTAIN PRE-CLEARANCE TO DO ANYTHING LISTED
   BELOW, THAT IS NOT SUFFICIENT TO MEET THE REQUIREMENTS OF THIS SECTION.
   IT IS YOUR RESPONSIBILITY TO MAKE SURE YOU OBTAIN THESE SPECIAL
   PERMISSIONS OR YOU WILL HAVE BREACHED THE CODE.

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YOU MAY ONLY EXECUTE CERTAIN TYPES OF TRADES IF YOU GET PERMISSION, AND
PERMISSION WILL NOT ALWAYS BE GRANTED.

7.1      INITIAL PUBLIC OFFERINGS (IPOS)

         You are generally not allowed to participate in an initial public offering (IPO) where no public market in a similar security of the issuer previously existed. This rule applies to equity securities, corporate debt securities, and free stock offers though the Internet. You can only buy shares or bonds in an IPO, privatisation or flotation of shares if you have written approval from the Ethics Office. Please refer to APPENDIX H of Part 4 for further details.

7.2      THAILAND INTERNATIONAL FUND

         You must obtain permission in writing before trading in this fund as Fidelity carries out administration and accounting services for the fund.


--------------------------------------------------------------------------------
          THE REST OF THIS SECTION APPLIES TO INVESTMENT PROFESSIONALS
                           AND SENIOR EXECUTIVES ONLY

--------------------------------------------------------------------------------

7.3      PRIVATE PLACEMENTS ETC.

         You must get prior permission to invest in any private placement or other private securities transaction not issued by a Fidelity company. This is to ensure that any placement is considered, first of all, for Fidelity's funds and accounts. A checklist for such trades is included in Form D. This must be completed by you and forwarded to your Director or Department Head and then to the local Ethics Officer (see APPENDIX A of Part 4) before you commit to invest.

         If approval is granted you must report the actual purchase to your local Ethics Officer within ten working days. If afterwards you are involved in managing or advising a Fidelity Fund or segregated account investing in the same company you:

         o    Must declare your interest
         o Have the holding independently reviewed by the Chief Investment Officer and Ethics Office.

7.4      LOOK THROUGH ENTITIES ETC.

         If you wish to participate in a private investment arrangement organised as a U.S. "look through" entity, you must obtain permission from the Bermuda Ethics Office. A "look through" entity is a tax pass through entity such as a partnership, limited liability corporation
         (LLC), joint venture taxed as a partnership or a U.S. corporation taxed as an "S" corporation. The information memorandum for the investment should explain its U.S. tax status. This is to help us avoid disadvantageous tax consequences for Fidelity International Limited that could arise in certain circumstances.

                                                                              14

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8.       TIMES WHEN YOU ARE NOT ALLOWED TO TRADE

--------------------------------------------------------------------------------
   IMPORTANT NOTE:
   EVEN IF YOU OBTAIN PRE-CLEARANCE TO DO ANYTHING LISTED BELOW THAT IS NO DEFENCE. IT IS YOUR RESPONSIBILITY TO MAKE SURE YOU DO NOT TRADE WHEN
   YOU SHOULD NOT, OR YOU WILL HAVE BREACHED THE CODE.

--------------------------------------------------------------------------------

8.1      GENERAL PROHIBITIONS FOR ALL EMPLOYEES

         You are not allowed to trade when:
         o    You have inside information
         o You know that a fund or account will be trading in that (or a related) security
         o You have knowledge that a fund or account has just traded in that (or a related) security

8.2      RESTRICTED SECURITIES

   You must not trade in a security that Fidelity has restricted (e.g.
   Colt). Trading in securities subject to this section is only permitted during trading windows as notified by Compliance.


THE FOLLOWING PARTS OF THIS SECTION APPLY TO CERTAIN CATEGORIES OF EMPLOYEES ONLY, AS FOLLOWS:

--------------------------------------- ---------------- ------------------- ------------------ ---------------
                                            SENIOR         ALL INVESTMENT        PORTFOLIO         RESEARCH
                                          EXECUTIVES       PROFESSIONALS         MANAGERS          ANALYSTS
--------------------------------------- ---------------- ------------------- ------------------ ---------------
THE TWO DAY RULE                              YES               YES                 YES              YES

--------------------------------------- ---------------- ------------------- ------------------ ---------------

THE SEVEN DAY RULE                            NO              NOT ALL               YES               NO

--------------------------------------- ---------------- ------------------- ------------------ ---------------

THE AFFIRMATIVE DUTY RULE                     NO              NOT ALL               YES              YES

--------------------------------------- ---------------- ------------------- ------------------ ---------------

REVIEWING  FUND  DECISIONS   INVOLVING        NO              NOT ALL               YES              YES
PRIVATE INVESTMENTS

--------------------------------------- ---------------- ------------------- ------------------ ---------------

THE SIXTY DAY RULE                            YES               YES                 YES              YES

--------------------------------------- ---------------- ------------------- ------------------ ---------------

8.3.     THE TWO DAY RULE
         APPLIES TO INVESTMENT PROFESSIONALS AND SENIOR EXECUTIVES

         You may not trade in a security for TWO CLEAR BUSINESS DAYS after a research note relating to the issuer of that security has been published. For example, a research note published at noon on Monday blocks personal trading until Thursday.

                                                                         15

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8.4.     THE SEVEN DAY RULE
         APPLIES TO PORTFOLIO MANAGERS

         You may not trade a security within SEVEN CALENDAR DAYS of one of your funds trading in that security. So you may not trade in a security within seven days before or seven days after the fund has traded. If you are the assigned fund manager to a portfolio where trades are initiated by an asset allocation group it is still your responsibility to observe this rule in respect of trades in that portfolio. This prohibition will not apply to trades made by a portfolio manager during the seven days preceding a fund trade if the fund trade arises as a result of a standing instruction placed with a trading desk to purchase or sell securities in amounts proportional to the relative weightings of such securities in the portfolio in response to fund cash flows.

         Subject to Ethics Office pre-approval, the prohibition under this section does not apply if application of this rule would work to the disadvantage of a fund (e.g., you sold a security on day 0 and on day 3, after new events had occurred, determined that the fund should buy the same security).

         Likewise, subject to Ethics Office pre-approval, the prohibition under this section does not apply if your transaction is conducted through a discretionary managed account. Should you wish to request special approval under this rule, please submit a completed Special Approval Request form (Form I) to your local Ethics Officer.



8.5.     THE AFFIRMATIVE DUTY RULE
         APPLIES TO PORTFOLIO MANAGERS AND RESEARCH ANALYSTS

         You have an affirmative duty (i.e. you must use your own initiative) to ensure that any fresh and material information that you receive on a company is included in a research note or similar communication. This applies regardless of whether you are formally assigned to the company in question. You may not trade until after the research note or communication is issued and two clear business days have passed.

         Should you (or someone in whose affairs you have a beneficial interest
         - see APPENDIX B of Part 4) own a security, or have decided to buy a security, you also have an affirmative duty to disclose this in any research note or other communication about that security.

         If there is any question as to whether the information is new and material you should contact your Director of Research or Chief Investment Officer, as appropriate, who will decide if a research note or other communication should be issued.



8.6 REVIEWING FUND INVESTMENT DECISIONS INVOLVING PRIVATE INVESTMENTS APPLIES TO INVESTMENT PROFESSIONALS

         This is in addition to the rules covering private investments in
         Section 7.

         If you have a material role in the consideration by a fund of the purchase of securities of an issuer in which you (or someone in whose affairs you have a beneficial interest - see APPENDIX B of Part 4) have a private investment, you must take the following steps:

         o Disclose the private interest to the person(s) making the investment decision

         o Go to your department head and obtain an independent review of any decision to buy the securities for your assigned fund(s) before buying for the funds.

16

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8.7.     THE SIXTY DAY RULE
         APPLIES TO INVESTMENT PROFESSIONALS AND SENIOR EXECUTIVES

         The purpose of this rule is to discourage short-term trading. If you purchase or sell a security and enter into an opposite transaction within 60 CALENDAR DAYS you have to surrender any profits made and may be subject to additional sanctions. Any loss is your own.

         Transactions will be matched with any opposite transaction within the last 60 calendar days. Profits on a series of purchases and sales of the same security during that period will be measured on a FIRST-IN, FIRST-OUT BASIS until all transactions within the period are matched. The sum of the net profits realised on these paired purchases and sales will be subject to surrender.

         Profits are calculated differently under this rule than they would be for tax purposes. Neither losses nor potential tax liabilities will be offset against the amount that must be surrendered under this rule.

         This rule does not apply to:

         o    transactions in shares of Fidelity Funds.

         o matching option or futures trades on, or Exchange Traded Funds that track the indices listed in paragraph 6.9 above.


                                  OPTIONS TRANSACTIONS UNDER THE SIXTY DAY RULE

           Option transactions can be matched            EXERCISING AN OPTION              AUTOMATIC
           either to prior purchases of the                                               LIQUIDATION
           underlying security, or to prior option    The  initial  purchase  or
           transactions in the opposite direction.    sale  of  an  option,  not    There  is no  exception
                                                      the       exercise      or    to the  Sixty  Day Rule
           When matching an option  transaction  to   assignment  of the option,    for  the   selling   of
           prior   purchases   of  the   underlying   is    matched    to    any    securities   upon   the
           security,  selling  a call and  buying a   opposite      transactions    automatic  exercise  of
           put are  treated  as  sales  and will be   made during the  preceding    an  option  that  is in
           matched   to   any   purchases   of  the   sixty days.                   the    money   at   its
           underlying   security  made  during  the                                 expiration   date.   To
           preceding  sixty  days.  Similarly,  the   The     sale     of    the    avoid      surrendering
           purchase  of a call option or any future   underlying      securities    sixty day profits  that
           on  a  security  will  be  treated  as a   received      from     the    would  result  from  an
           purchase of the underlying  security for   exercise   of  an   option    automatic  liquidation,
           the purposes of this rule.                 will  also be  matched  to    you need to cancel  the
                                                      any opposite  transactions    automatic   liquidation
           When matching an option  transaction  to   made during the period.       before it happens.
           prior  options  transactions,  a closing
           position is matched to any like  opening
           positions  taken during the preceding 60
           days.

--------------------------------------------------------------------------------
             IF YOU ARE CONSIDERING ENTERING INTO AN OPTION TRANSACTION WITHIN SIXTY DAYS OF TRADING THE UNDERLYING SECURITY AND YOU ARE NOT CERTAIN WHETHER THE TRANSACTIONS WILL BE MATCHED OFF UNDER THIS RULE, YOU SHOULD CONTACT YOUR LOCAL ETHICS OFFICER BEFORE DOING ANYTHING.
--------------------------------------------------------------------------------

         Exceptions to the profit surrender policy may be requested IN ADVANCE by contacting your local Ethics Officer. A list of circumstances in which special approvals can be obtained for exceptions to this section appears in APPENDIX H of Part 4.

                                                                              17

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9.       HOW TO TRADE

         NON-ACCESS PERSONS ARE EXEMPTED FROM THE PRE-CLEARANCE REQUIREMENT. HOWEVER, ALL OTHER EMPLOYEES (I.E. ACCESS PERSONS, INVESTMENT PROFESSIONALS AND SENIOR EXECUTIVES) ARE REQUIRED TO PRE-CLEAR ALL TRANSACTIONS IN ACCORDANCE WITH THIS SECTION.

9.1      THE GENERAL PRINCIPLE

         If you want to trade in a Reportable Security you must first get permission ("pre-clearance"). This is in addition to any special permission you may need under Section 7. Any trading must be done through a broker that has agreed in writing to provide the Ethics Office with duplicate reporting for the account unless you have a Special Approval in place. The processing of Special Approval requests by the Ethics Office normally takes 5 business days from the date all required information is provided.

9.2      PRE-CLEARANCE

         BEFORE you place an order with your broker you must have pre-cleared that order with the relevant area (see APPENDIX A of Part 4) or via the Automated Pre-clearance tool:


--------------------------------------------------------------------------------
      Please note that pre-clearance lines may be recorded and records will also be retained of any on-line communication.

--------------------------------------------------------------------------------

         The pre-clearance department (or the Automated Pre-clearance tool) will check if there is any fund or segregated account trading. Generally, a pre-clearance request will not be approved if it is determined that the trade will have a material influence on the market for that security or will take advantage of, or hinder, trading by funds or accounts. If you get pre-clearance you will be given a pre-clearance number which you should keep for your own records.

         If you do not see the security you are trying to pre-clear on the Automated Pre-clearance tool, contact your pre-clearance department.

         Pre-clearance is only valid for the calendar day on which it is given. If for any reason your trade is not done on that day you must get a fresh pre-clearance the following day or cancel the order with your broker. Exceptions to this rule apply as follows:

             MINI KABU (the practice,  in Japan, of         TRADING U.S.  LISTED  SECURITIES  THROUGH A JAPAN
             carrying  over  portions  of trades to         OR ASIA PACIFIC  APPROVED  BROKER.  If you are an
             the  following  day for amounts  below         employee  based in Japan or Asia  Pacific and you
             board lot  size).  If you are  trading         are trading  U.S.  securities  through a Japan or
             in  Japanese  securities  and  wish to         Asia Pacific broker,  the pre-clearance  obtained
             trade in odd  lots,  you must  contact         during  U.S.  market  hours  (Day 0) is valid for
             your  local  Pre-clearance  Department         the following U.S. trading day (Day 1).
             prior  to  trading.   When  contacting
             this     department,     inform    the
             Compliance  Officer  that  the  shares
             being traded are mini kabu.

         You will be asked to provide details of the trade before being given pre-clearance. If the trade done by your broker differs from those details we will ask for an explanation and it could be a breach of the Code.

--------------------------------------------------------------------------------
   NOTE: PRE-CLEARANCE ONLY MEANS THAT THERE IS NO TRADING ACTIVITY TO STOP
   YOU TRADING. YOU ARE STILL RESPONSIBLE FOR CHECKING THAT YOU HAVE ANY
   SPECIAL PERMISSION NEEDED AND THAT THE TRADE IS ALLOWED UNDER THE CODE.

--------------------------------------------------------------------------------

9.3      SECURITIES, TRADES IN WHICH NEED ONLY BE REPORTED AFTERWARDS

         Trades in the following securities do not require pre-clearance but have to be reported afterwards:

         o    Shares of Fidelity funds (except Fidelity cash funds)

         o    Shares of any open-ended fund advised by Fidelity

         o Exchange Traded Funds (ETFs) with a base of 50 or more shares in the basket or ETFs that use the Dow Jones Industrial Index or the Hang Seng Index as their base.

         o Shares of target funds of a Fidelity Fund of funds but only if you are involved in managing or advising that fund of funds

         o    Shares of FMR Funds (except money market funds)

         o    Options or Futures on the following indices:

                       o    FTSE 100

                       o    Nikkei 225

                       o    S&P 100, S&P Midcap 400 and S&P 500

         o    Currency warrants


9.4      SECURITIES TRANSACTIONS WHICH NEED ONLY BE REPORTED AFTERWARDS

         The following types of securities transactions do not require pre-clearance but have to be reported afterwards:

         o    Securities being received as a gift

         o Taking up a Rights issue where you are a existing holder (but not the sale of such rights)

         o Automatic and scrip dividend reinvestments where you have no discretion as to the transaction taking place

         o    Exercising of warrants

         o    Corporate actions arising from takeovers and mergers


--------------------------------------------------------------------------------
             PLEASE NOTE THAT BUYING AND SELLING RIGHTS AND WARRANTS
                     REQUIRE PRE-CLEARANCE PRIOR TO TRADING

--------------------------------------------------------------------------------


9.5      MONTHLY SAVINGS PLANS ETC.

         When buying a Reportable Security other than those in 9.3 above through a monthly savings plan or similar arrangement, permission should be obtained from the local Ethics Officer when the plan is set up and after that pre-clearance will not be required for regular investments. You will still need to report such transactions and lump sum investments will still need pre-clearance. Please remember that if you sell a Reportable Security you bought through a monthly savings plan, that sale will need pre-clearance in the normal way.

9.6      DISCRETIONARY MANAGED ACCOUNTS

         If you have someone else who manages your investments for you on a discretionary basis, you will not need pre-clearance as long as:

         o    there is a written agreement between you and the third party;

         o    you have no say in what is bought or sold; and

         o    the Ethics Office has given you prior written approval.

                                                                              19

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         Duplicate reporting is required. However you are not required to report the trades on the Quarterly Trade Verification or Annual
         Acknowledgement Forms.


9.7 REPORTING DEADLINE FOR EMPLOYEES CLASSIFIED AS SENIOR EXECUTIVES AND INVESTMENT PROFESSIONALS

         You must report, via the `My Holdings' or `My Trades' menus in the online Code of Ethics system, the receipt (by inheritance, giving, donation or other acquisition) or disposition of Reportable Securities no later than ten days after the end of each calendar month.
















20

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[LOGO]                      FIDELITY'S CODE OF ETHICS


                      TAKING STOCK - AFTER YOU HAVE TRADED

HAVING TRADED YOU MUST NOW TAKE THE FOLLOWING STEPS

o    Keep a copy of your pre-clearance reference.

o If you are trading through a Broker that has agreed to provide duplicate reporting and have sent them the necessary paperwork to set up this duplicate reporting, all copies of contract notes or confirmations should be sent automatically to your local Ethics Officer. However, since you have the contractual relationship with your broker, it is your responsibility to ensure that your broker is complying with these arrangements.

o If we have a question about a trade or are missing a report on a trade you have done, we may come back to you. This is one of the reasons we recommend you keep a note of your pre-clearance number. Please make sure you respond to any request promptly.















                                                                              21

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[LOGO]                      FIDELITY'S CODE OF ETHICS


THE STRUCTURE OF THE CODE

----------------------- --------------------------------------------------------

      MAIN BODY         THIS CONTAINS THE MAIN BODY OF THE CODE AND APPLIES TO
                        ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 2 CONTAINS THE GENERAL ADMINISTRATIVE PROCEDURES FOR THE CODE AS WELL AS THE RULES ON GIFTS AND HOSPITALITY AND AGAIN APPLIES TO ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 3          CONTAINS THE SPECIAL SUPPLEMENTS FOR SPECIFIC COUNTRIES

----------------------- --------------------------------------------------------

        PART 4          APPENDICES

----------------------- --------------------------------------------------------

      THE FORMS         A FULL SET OF ALL THE FORMS YOU MAY NEED

----------------------- --------------------------------------------------------




                  CONTENTS

                  PART TWO

                  1.   Inside Information

                  2.   Receiving and Offering Gifts and Hospitality

                  3.   General Conflicts of Interest

                  4. Administration of the Code 5. Which forms have to be completed and when 6. Some questions and answers





22
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1.       INSIDE INFORMATION


1.1      INSIDE INFORMATION

         Generally, this is information which is not publicly known and which, if it were, could affect the price of a security to a material extent. Knowing of a take-over or the resignation of a Chief Executive in advance would be just two examples of inside information.

1.2.     PENALTIES

         In most of the countries in which Fidelity operates, trading on the basis of inside information is an offence. In some countries it is a CRIMINAL offence with unlimited fines and imprisonment for those who are convicted. It is also against the rules of the regulators of our business and can lead to you being barred for life from the financial services industry. We have therefore designed certain procedures which are there for your and our protection.


--------------------------------------------------------------------------------
   YOU MUST NOT TRADE EITHER FOR YOUR OWN ACCOUNT, FOR ANY ACCOUNT IN WHICH
   YOU HAVE A BENEFICIAL INTEREST, OR FOR A FIDELITY FUND OR ACCOUNT IF YOU
   HAVE (OR THINK YOU MAY HAVE) INSIDE INFORMATION (FROM ANY SOURCE IN ANY
   WAY).

  YOU MUST ALSO NOT TELL OR ENCOURAGE SOMEONE ELSE TO TRADE.

--------------------------------------------------------------------------------



         A summary of the law and procedure is in APPENDIX E of Part 4.

1.3.     PROCESS

         You should avoid receiving inside information if it is likely in any way to affect your ability to carry out your job properly.

         As soon as you do receive inside information (or think that you may have) you must call the local Compliance contact (list in APPENDIX A of
         Part 4). You must also fill in the relevant Inside Information Notification Form (Form E) straightaway and send it to the Compliance contact.

         You must not tell any other Fidelity employee unless you have Compliance approval. Compliance may also require that the Chief Investment Officer or Director of Research approve telling someone else.

         For as long as you have inside information you must not trade or encourage someone else to trade in any security that would be affected by the information. This means that research analysts cannot issue research notes or traders trade in the security if they have inside information. If a trader receives inside information it could mean that the whole of Fidelity might not be able to trade in that security.

         As soon as you become aware that the information has been made public you must advise the local Compliance Department. You will then be advised if and when you can trade in the security.

--------------------------------------------------------------------------------
   NOTE:

   TRADING ON INSIDE INFORMATION OR EVEN ENCOURAGING SOMEONE THAT THEY TRADE IS AN OFFENCE PUNISHABLE UNDER THE CODE BY DISMISSAL.

   IT MAY ALSO BE A CRIMINAL OFFENCE.

--------------------------------------------------------------------------------

                                                                              23

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2.       RECEIVING AND OFFERING GIFTS AND HOSPITALITY


EMPLOYEES SHOULD ALWAYS EXERCISE THEIR BEST JUDGEMENT AND CONSIDER HOW OTHERS MAY VIEW THEIR ACTIONS WHEN GIVING OR RECEIVING BUSINESS-RELATED GIFTS AND HOSPITALITY. THIS WILL HELP AVOID POTENTIAL OR PERCEIVED CONFLICTS OF INTEREST OR BIAS IN TRADING WITH OUTSIDE SUPPLIERS AND EXTERNAL RELATIONSHIPS. WE BELIEVE THAT YOU SHOULD BEHAVE WITH COMPLETE PROPRIETY AT ALL TIMES AND ALSO BE SEEN TO DO SO. THIS POLICY APPLIES TO ALL EMPLOYEES.

THIS POLICY DOES NOT APPLY TO GIFTS AND HOSPITALITY ORGANISED WITHIN FIL FOR THE BENEFIT OF FIL STAFF (E.G. SERVICE AWARDS, ETC).


2.1.     BASIC RULE

         It must not be a condition of any business or trade that you give or receive a gift or hospitality.


2.2.     OFFERING GIFTS OR HOSPITALITY

         The principles contained within this policy apply to both the offering and receiving of gifts and hospitality. Fidelity's policy is based on the principle that you may not offer incentives in the form of a gift or hospitality to a business partner that you would not be able to receive yourself.

         The provision of hospitality or giving of gifts can in some countries be banned as an inappropriate inducement and in others is often restricted. Any significant gift programme, hospitality arrangements or similar expenditure, in particular for customers or distributors, to be undertaken or paid for by Fidelity must be approved in advance by the local Compliance Department.

         It is generally the responsibility of the department offering the incentive to create and maintain appropriate records.


2.3.     VALUATIONS

         If you have any questions as to the value of a gift or hospitality you can seek guidance from the local Ethics Officer (see APPENDIX A).


2.4.     GIFTS OF A NOMINAL VALUE AND ROUTINE BUSINESS ENTERTAINMENT

         Gifts which are clearly of nominal value and which carry the name and/or logo or similar of the donor, such as a promotional pen or diary, do not need to be reported. Similarly hosting or attending normal business meals does not need to be reported, although we do expect you to exercise common sense in the frequency and type of hospitality you accept. The policy on hospitality is directed primarily at cultural and sporting events, and where travel and accommodation at conferences is involved.


GIFTS
-----

2.5.     GIFTS WHICH ARE NOT PERMITTED

         You may not accept or offer GIFTS in the form of cash or cash equivalent gifts (e.g. such as tokens or coupons for use in shops or restaurants or discounts other than those offered through a Fidelity corporate scheme).

24

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2.6.     GIFTS WHICH ARE PERMITTED

         You may only accept (or give) a BUSINESS RELATED GIFT from a single source in any one calendar year if the gift is worth less than US$100. A gift that does not meet these standards must be declined or returned. If this cannot be done without causing offence you must surrender the gift to your local Ethics Officer who will determine how best to deal with it (e.g. by raffling it).

         Gifts received in respect of presenting at a seminar or conference are subject to this policy.

2.7.     REPORTING THE RECEIPT OR GIVING OF GIFTS

         For every gift received you must complete the Gifts Notification Form (Form F) within five working days of receipt, even if you surrender the gift to Compliance. ALL EMPLOYEES MUST COMPLETE FORM F ONLINE (THE FORM CAN BE FOUND ON THE NEW ONLINE CODE OF ETHICS WEBSITE). Throwing away or donating a gift does not discharge your obligation to report it.

         For every significant gift or gift programme offered or given by you, the originating department must maintain records of the gifts purchased, their value, recipients and purpose together with a copy of the approval from the local Compliance department.


HOSPITALITY
-----------

2.8.     PERMITTED BUSINESS ENTERTAINMENT

         Organising, or participating in, occasional meals, attendance at a sporting event, theatre or other comparable entertainment with a BUSINESS PARTNER is only permitted if it is UNSOLICITED and all of the following conditions are met:

         o    There is a clear business benefit to Fidelity; and

         o The business partner is present (otherwise the activity is considered a gift subject to the relevant standards); and

         o    The entertainment is reasonable and appropriate; and

         o The entertainment is not so lavish, extravagant, unique or frequent as to raise a question of impropriety; and

         o Fidelity, or the Fidelity staff member, pays for all related travel and lodging expenses, except local ground transportation.

         In assessing the appropriateness of entertainment, employees must use good judgment in considering the nature and frequency of the activity. For example, monthly golf outings with the same business partner or visiting establishments where there is adult entertainment or gambling would not be appropriate.

         Line management will have access to reports on entertainment and may have specific views on what level of hospitality is appropriate in your area. If in doubt, discuss the matter with your manager before accepting the hospitality.

         Hospitality should not be excessive, and it will avoid embarrassment later if you refer any particularly generous offers to your local Ethics Officer BEFORE accepting an invitation.

2.9.     TICKETS TO ENTERTAINMENT EVENTS

         Purchasing tickets to an entertainment event from a BUSINESS PARTNER, unless they are an IMMEDIATE FAMILY MEMBER, is not permitted. This rule applies even if the tickets are unsolicited and the individual offering the tickets is a friend or extended family member.

         THE RESALE OR GIVING OF SUCH TICKETS TO SOMEONE ELSE IS STRICTLY FORBIDDEN.

                                                                              25

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2.10.    REPORTING BUSINESS ENTERTAINMENT

         All BUSINESS ENTERTAINMENT received (except routine business meals) must be reported using a Hospitality Notification Form (Form G) within five working days of acceptance. ALL EMPLOYEES MUST COMPLETE FORM G ONLINE (THE FORM CAN BE FOUND ON THE NEW ONLINE CODE OF ETHICS WEBSITE).

         A routine business meal would not include meals received that were so lavish in nature that it could be seen as disproportionate to the seniority of the employee or are of a unique or unusual character such as a meal in a private room at a top restaurant, one involving very expensive wines/alcohol, or one held at an elaborate venue such as a private yacht.

         For every significant instance of hospitality offered or given by you, the originating department must maintain records of the hospitality, value, recipients and purpose together with a copy of the approval from the local Compliance department.

2.11.     TRAVEL BY PRIVATE OR CORPORATE AIRCRAFT

         Travelling on a corporate or private aircraft with a business partner, or paid for by a business partner, must be preauthorised:

         o by the relevant Chief Investment Officer or Director of Research, if you are an Investment Professional; or

         o by a member of the Global Operating Committee, for all other employees.

         The preauthorisation requirement applies to both personal and business travel on a business partner's corporate or private aircraft. Generally, preauthorisation will be given only if the travel is in connection with Fidelity issuer research or fulfils an important business purpose. Preauthorisation generally will not be given if the purpose is primarily personal even if you have a long standing personal relationship with the individual offering this form of travel.

         When such travel is preauthorised, it will be a condition that Fidelity will reimburse the business partner for the expense attributable to your travel. If the business partner cannot (or will not) accept Fidelity's reimbursement, an alternative means of travel must be selected.

         Authorisation must be requested in advance and documented on the Travel by Corporate or Personal Aircraft Form (Form K).


--------------------------------------------------------------------------------

   DEFINITIONS:

   GIFT: A "gift" is anything of value that you receive or give for whatever reason, including but not limited to: tickets to events, cash or cash equivalents, securities, lodging and travel expenses, meals, clothing, golf clubs, wine, prizes received from raffles or drawings, charitable donations in someone's name other than the donor, and perishable items such as a bouquet of flowers.

   BUSINESS RELATED GIFT: Even if a gift is from a family member or friend, it is considered business related if (i) it involves a business partner and is in relation to Fidelity's business or the other party's business; or (ii) the gift is paid for by Fidelity or the other party's employer.

   BUSINESS PARTNER: A "business partner" is any:

         o    Broker-dealer firm or employee of such firm;
         o Senior official of an issuer that is a current or prospective portfolio holding, or other officer, employee or agent of such an issuer who regularly communicates with broker-dealers, investment managers and advisers, or funds; or
         o Research provider or other vendor seeking to do, or doing, business with Fidelity where Fidelity employees have influence over whether or how Fidelity conducts business with the other party; or
         o    Distributor or intermediary or employee of such firm; or
         o Other customer or supplier, existing or prospective, with whom Fidelity conducts business.

(DEFINITIONS CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------

26

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[LOGO]                      FIDELITY'S CODE OF ETHICS


--------------------------------------------------------------------------------
DEFINITIONS:

  BUSINESS ENTERTAINMENT: Business entertainment is any entertainment activity that has a clear business benefit to Fidelity WHERE YOU ARE ACCOMPANIED BY A BUSINESS PARTNER. It includes, but is not limited to, meals and attendance at a sporting event, the theatre or other comparable activity. It may or may not precede, follow or be part of a business meeting or conference. Any entertainment involving a business partner that does not provide a clear business benefit to Fidelity is considered a gift.

  IMMEDIATE FAMILY MEMBER: An immediate family member is a parent, child, spouse, domestic partner, sibling, grandparent and those same relationships engendered by in-laws, domestic partner relationships, adoptions, guardianships and stepfamilies.

--------------------------------------------------------------------------------


















                                                                              27

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3.       GENERAL CONFLICTS OF INTEREST

YOU MUST AT ALL TIMES TRY TO AVOID SITUATIONS WHERE YOUR PERSONAL AFFAIRS COULD CONFLICT WITH THE INTERESTS OF FIDELITY OR ITS CLIENTS. IT IS NOT POSSIBLE TO LIST ALL THE SITUATIONS WHICH COULD GIVE RISE TO A CONFLICT BUT AN EXAMPLE WOULD BE USING THE FACT THAT SOMEONE HAS A BUSINESS RELATIONSHIP WITH FIDELITY (E.G. AS A SUPPLIER OF SERVICES) TO OBTAIN AN UNFAIR ADVANTAGE, SUCH AS FREE OR DISCOUNTED SERVICES, UNLESS THESE ARE PART OF AN OFFICIAL DISCOUNT ARRANGEMENT.

3.1.     OUTSIDE ACTIVITIES

         We do not believe that you should be involved in activities outside Fidelity which could conflict with your job - either because of the nature of that activity or because of the amount of your time that it involves. This does not extend to normal hobbies and pastimes but will cover (for example):

         o Involvement in an outside business activity, especially one that has a business relationship with Fidelity.

         o Accepting or holding a position in a company, partnership or committee membership.

         o Any activity which involves you receiving payment (such as a part-time job or consultancies).

         If you do have such an outside activity you must complete Form C online (the form can be found on the new online Code of Ethics website). You cannot do any such activity until it is approved by your line manager and local Ethics Officer.

3.2.     EXTERNAL DIRECTORSHIPS

         If you are an Investment Professional or Senior Executive you must get separate formal written approval from your local Ethics Officer before accepting a directorship of a non-Fidelity company. Approval will be granted only if such a directorship would be in the interests of Fidelity clients. If you wish to accept a directorship you must complete Form C online (the form can be found on the new online Code of Ethics website). The online form will be forwarded automatically to your manager for approval.












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4.       ADMINISTRATION OF THE CODE

TO BE EFFECTIVE THE CODE MUST BE MONITORED AND ENFORCED DILIGENTLY. THIS IS A REQUIREMENT OF OUR REGULATORS AROUND THE WORLD AND HELPS ENSURE FAIR TREATMENT OF ALL.

4.1      REVIEW

         The Ethics Office will regularly review all transactions under the Code. We are looking for any breaches of either the spirit or the letter of the Code, and to ensure that the Code is working properly. If these reviews turn up information that is incomplete, questionable, or potentially in violation of the provisions outlined in this document, the Ethics Office will investigate the matter and may contact you.

4.2      PENALTIES

         In addition to any external sanctions (for example by a regulator) we reserve the right to punish breaches of the Code. Pursuant to local employment law, set out below are some of the penalties that we can apply.

          Caution                              Suspension of trading privileges
          Warning                              Dismissal
          Surrender of trading profits         Referral to external authorities
          Fines


         Depending on your position at Fidelity or the seriousness of the Code violation, the Ethics Office may notify your line manager and/or senior management of the nature of the violation and the imposed penalty.

4.3      ENFORCEMENT AND DUE PROCESS

         Any penalty will follow investigation by the Ethics Office and usually a meeting with you where you can put your side of the story. We will then advise you of the penalty which we intend to apply. You can, within thirty days of being advised, make a written submission as to why the penalty is inappropriate. The Ethics Office will review, or arrange for an independent member of senior management to review the case. Following that review you will be told if the penalty will stay, be changed or be withdrawn. Where necessary, any disciplinary action will take place within the context of the relevant country's employee handbook.

         Should you so wish you may be represented by a work colleague of your choosing.

4.4      SPECIAL APPROVAL

         In certain circumstances the Ethics Office can grant special approval for you to do a trade that would otherwise be prohibited by the Code. A list of circumstances in which special approvals can be obtained for exceptions to the Code appears in APPENDIX H of Part 4.

         You should discuss any special approval request first with your local Ethics Officer, but any formal application MUST be made using Form I. Any such special requests will be subject to conditions and will be reviewed at least once a year and can be withdrawn at any time.

         Even if you fall within a circumstance described in APPENDIX H, approval will be denied if the particular facts of the case are inconsistent with the general principles of the Code, the interest our customers or otherwise deemed to be a conflict of interest.

                                                                              29

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[LOGO]                      FIDELITY'S CODE OF ETHICS


         Despite efforts to list within this Code every permissible exception to each rule, Fidelity recognises that a unique set of facts may warrant consideration for an exemption if the facts are consistent with the general principles of the Code, the interests of our customers, and lack any real or apparent conflict of interest. In such cases that are not covered by the circumstances listed in APPENDIX H, upon written request to your local Ethics Officer, the Ethics Office will consult with the Code of Ethics Oversight Group, consisting of representatives from senior management, in considering such requests. The Ethics Office will maintain a record of any such approvals.

         If you have had a special approval request turned down or withdrawn you can, within thirty days, lodge a written appeal. The Ethics Office will then review or, arrange for an independent member of senior management to review the case. Following that review you will be told if the special approval is granted or not.

4.5      BOARD REPORTING

         Every quarter the board of Fidelity International Limited receives a report on the Code. This review will be in addition to regular reviews and discussions with senior management. The report will include a summary of any significant violations of the Code and the penalties which have been set.

4.6      CODE OF ETHICS OVERSIGHT GROUP ("EOG")

         The EOG has direct responsibility to the FIL Board for enforcement of the Code and is the referral point on policy issues relating to the Code.

         The responsibilities of the EOG include, but are not limited to:

         o Reviewing and authorising any request to obtain a non-routine special approval in addition to reviewing the details of all routine special approvals issued every quarter (a routine special approval is one specifically provided for in APPENDIX H of Part 4 of the Code - CIRCUMSTANCES IN WHICH SPECIAL APPROVALS CAN BE OBTAINED FOR EXCEPTIONS TO THE CODE).

         o Reviewing all breaches and alleged breaches of the Code by Senior Executives, Investment Professionals, and General Access persons involved with the management of FMR's 1940 Act funds and other funds and accounts subject to US SEC registration.; agreeing the appropriate sanctions; and reviewing the details of sanctions issued in respect of all staff every quarter.

         o Ensuring that interpretations of the Code are authoritative and consistent with the objectives of the Code.

         o Reporting all material matters to the Vice Chairman and the Board every quarter

30

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5.       WHICH FORMS HAVE TO BE COMPLETED AND WHEN (All these forms can be found in Part 5)

FAILURE TO RETURN A FORM WITHIN THE REQUIRED TIME LIMIT WILL LEAD AUTOMATICALLY TO SUSPENSION OF TRADING PRIVILEGES UNTIL SUCH TIME AS THE FORM IS RECEIVED. FURTHER SANCTIONS MAY ALSO BE IMPOSED.

                                               REQUIRED FOR               ISSUED/REQUIRED BY                 DUE BACK
  A     Annual Code of Ethics         All employees                   1 January                    28 January unless otherwise
        Acknowledgement                                                                            notified (New employees
                                                                                                   within ten days of joining)

                                                                                                   TO BE COMPLETED ONLINE

  B     Quarterly Trade Verification  Investment Professionals,       1 January; 1 April;          To be returned within ten
                                      Senior Executives and other     1 July; 1 October            days of the end of the prior
                                      employees specifically                                       quarter unless otherwise
                                      notified by the Ethics Office                                notified (Nil returns are
                                                                                                   required)

                                                                                                   TO BE COMPLETED ONLINE

  C     Outside Activity Disclosure   Any employee wishing to        Approval required before      New employees to return
                                      undertake outside activities   taking up the activity        within ten days of joining
                                      (including directorships)                                    TO BE COMPLETED ONLINE

  D     Private Placement Approval    Investment Professional or      Approval required before    Prior to commitment
        Request                       Senior Executive wishing to     any commitment to invest
                                      invest in a private placement   is made

  E     Inside Information            Any employee receiving inside   As soon as possible         Immediately
        Notification                  information

  F     Gift Notification             Any employee receiving a gift                               To be filed within five days
                                      of more than nominal value.                                 of receipt of the gift
                                                                                                   TO BE COMPLETED ONLINE

  G     Hospitality Notification      Any employee receiving                                      Within five days of
                                      hospitality other than a                                    acceptance of the hospitality.
                                      normal business meal.                                        TO BE COMPLETED ONLINE

  H     This form is intentionally
        not in use

  I     Special Approval Request      Any employee wishing to apply                               As soon as possible.  You
                                      for special approval                                        must allow five business days
                                                                                                  for processing

  J     Brokerage Account Transfer     Any employee wishing to
        Fee Reimbursement Request      apply for reimbursement of
                                       transfer / termination fees
                                       charged by an external
                                       broker.

  K     Travel on Corporate or        Any employee wishing to         Approval required in        TO BE COMPLETED ONLINE
        Private Aircraft              travel on a private or          advance of travel
                                      corporate aircraft

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6.       SOME QUESTIONS AND ANSWERS


Q: Can I keep shares in my own name, or do they have to be transferred to a brokerage account?

A: You can keep the share certificates at home. However, you must report them and you will have to use a broker who has agreed to provide duplicate reporting if you want to sell them.

Q: What do I do if my domestic partner receives shares as part of his/her remuneration?

A: You will not need to seek special approval to not pre-clear until the shares have passed their vesting date as long as instructions need to be given in writing to the representative of the employer. If your domestic partner decides to keep the shares past their vesting date then they become subject to the Code.

Q: When can I trade through a broker that will not provide duplicate reporting?

A: Never. In cases of hardship a request for special approval may be given by the Ethics Oversight Group (EOG).

Q: My domestic partner works for a regulated company and has to comply with their own Code of Ethics. What do I do?

A: We will ask you for permission to contact the Compliance Department of your domestic partner's employers and review with them the extent to which your domestic partner can comply with Fidelity's Code of Ethics.

Q: What do you do about privatisations, initial public offerings/ flotations, and demutualisations?

A: You are not normally allowed to apply for these shares. We may grant blanket special approvals, depending on the terms and circumstances of the issue, which will be published via the e-mail system. You shouldn't do anything until we let you know what to do in writing.

Q: I'm thinking about purchasing a non-Fidelity fund but I'm not sure if it's a hedge fund. How can I tell?

A: There is no common definition that we are aware of but hedge funds are generally regarded as non-traditional funds that possess different characteristics and utilise different strategies from traditional funds. Strategies typically employed by hedge funds include leverage, arbitrage, short selling, long/short strategies or the speculative use of derivatives. If the Fund is regulated we do not regard it as a Hedge Fund for Code purposes and you may apply for special approval to buy a non regulated fund from a regulated fund manager.

Q: My bank account is a multi-purpose account that I can trade securities through but I use it only for its chequing and deposit facilities. Am I required to transfer the account to an Approved Broker or obtain Special Approval to maintain it even though I don't want to use it for trading or holding investments?

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[LOGO]                      FIDELITY'S CODE OF ETHICS


A: No, but you are required to disclose the account on your Annual Acknowledgement form, as well as declare that you do not trade or hold Reportable Securities through the account or your Bank must agree, in writing to provide duplicate reporting on the account..

Q: Why am I not allowed to trade options or futures on stock indices except for the few allowed by the Code?

A: Each of the indices permitted by the Code (FTSE 100, Nikkei 225, S&P 100, S&P Midcap 400 and S&P 500) is considered to have sufficient depth and breadth such that its overall market direction will not be driven by the trading of the funds.

Q:       Is pre-clearance approval based on fund trading volume?

A: Yes, one part of the pre-clearance test is to review fund trading volumes. Other parts of the test are based on the rules pertinent to your classification (for example, the Two Day Research Note Rule applicable to Investment Professionals and Senior Executives).

Q: My wife's father, who is retired, used to be an investment manager. If he manages our investment portfolio, do I still need to obtain pre-clearance approval for each trade if neither I nor my spouse has a say in what is bought or sold?

A: Although you have no say in which securities are bought or sold, a special approval from the pre-clearance requirement will not be granted unless there is a written discretionary management agreement, a copy of which must be provided to Compliance. Also, if your wife's father, as he is retired, is no longer a registered or licensed investment adviser, it is unlikely special approval will be granted.

      THE MOST IMPORTANT THING TO REMEMBER IS THAT IF YOU ARE UNSURE - ASK

                                                                              33

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THE STRUCTURE OF THE CODE

----------------------- --------------------------------------------------------

      MAIN BODY         THIS CONTAINS THE MAIN BODY OF THE CODE AND APPLIES TO
                        ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 2 CONTAINS THE GENERAL ADMINISTRATIVE PROCEDURES FOR THE CODE AS WELL AS THE RULES ON GIFTS AND HOSPITALITY AND AGAIN APPLIES TO ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 3          CONTAINS THE SPECIAL SUPPLEMENTS FOR SPECIFIC COUNTRIES

----------------------- --------------------------------------------------------

        PART 4          APPENDICES

----------------------- --------------------------------------------------------

      THE FORMS         A FULL SET OF ALL THE FORMS YOU MAY NEED

----------------------- --------------------------------------------------------


         CONTENTS


         PART 3

         1.   Fidelity Investments Securities Investment Trust Co. Ltd ("SITE")

         2.   Fidelity Investments Securities (Taiwan) Limited ("FIST")

         3.   Fidelity Investments Advisory Company (Korea) Limited

         4.   Fidelity Investments Japan and Fidelity Securities K.K.

         5. Fidelity Investment Services GmbH and Fidelity Investments International - Niederlassung Frankfurt

         6.   Fidelity Investment Management GmbH

         7.   Fidelity Investissements SAS and Fidelity Gestion

         8.   Fidelity Business Services India Pvt. Ltd.

         9.   Fidelity Fund Management Pvt. Ltd, India


--------------------------------------------------------------------------------

      THIS PART OF THE CODE MUST BE FOLLOWED BY EMPLOYEES AND DIRECTORS OF THE ABOVE COMPANIES AND CATEGORIES OR IF YOU ARE REQUESTED TO DO SO BY
                           YOUR LOCAL ETHICS OFFICER.

--------------------------------------------------------------------------------

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SUPPLEMENT NUMBER 1 - FIDELITY INVESTMENTS SECURITIES INVESTMENT TRUST CO. LTD
("SITE")


1.       INTRODUCTION


         The purpose of this supplement is to tell those caught by the Taiwan SITE rules what they have to do.

1.2 The Supplement is in addition to the Code of Ethics. If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. YOU MUST FOLLOW THE CODE AS WELL AS THIS SUPPLEMENT.

1.3 The Supplement has four sets of rules. One set of rules covers trading in the shares of any fund which is managed by Fidelity Investments Securities Investment Trust Co. Ltd. The second set of rules covers trades in shares or bonds which are held by any such fund. The third concerns pre-clearance requirements for any personal trading undertaken by SITE compliance officers or SITE traders. The fourth concerns extra reporting restrictions applicable to SITE employees classified DIRECTORS, SUPERVISORS, GENERAL MANAGER, ANY SITE BRANCH MANAGER, DEPARTMENT HEAD AND FUND MANAGER (INCLUDING THE TRADING TEAM) of the SITE.




2.       WHO MUST FOLLOW THE SUPPLEMENT


2.1 For trades in the shares of any FUND managed by Fidelity Investments Securities Investment Trust Co. Ltd, the following people must follow this supplement:

         o    employees of Fidelity Investments Securities Investment Trust Co.
              Ltd

         o directors and supervisors of Fidelity Investments Securities Investment Trust Co. Ltd

         o    husbands and wives of employees, directors and supervisors

         o    children under 20 of employees, directors and supervisors.


         These rules are set out in Section 3 below.


2.2 For trades in shares or bonds which are held by any such fund, the following people must follow the supplement:

         o directors and supervisors of Fidelity Investments Securities Investment Trust Co. Ltd

         o General Manager, any branch manager, department head and fund manager (including the trading team) of Fidelity Investments Securities Investment Trust Co. Ltd

         o husbands and wives of directors, supervisors, General Manager, any SITE branch manager, department head and fund manager (including the trading team)

         o brothers and sisters of directors, supervisors, General Manager, any SITE branch manager, department head and fund manager (including the trading team)

         o parents and grandparents of directors, supervisors, General Manager, any SITE branch manager, department head and fund manager (including the trading team)

         o children and grandchildren of directors, supervisors, General Manager, any SITE branch manager, department head and fund manager (including the trading team)


         These rules are set out in Section 4 below.

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3.       RULES WHEN TRADING IN THE SHARES OF A FUND MANAGED BY FIDELITY
         INVESTMENTS SECURITIES INVESTMENT TRUST CO. LTD


3.1 You may buy and sell units in the funds without needing to get any prior permission.


3.2 All purchases and sales must be reported to the SITE Compliance Officer on the attached Form TA. This must be done within two working days of your trade.

         PLEASE NOTE A REPORT OF ALL SUCH TRADES IS PROVIDED BY FIDELITY INVESTMENTS SECURITIES INVESTMENT TRUST CO. LTD TO THE TAIWANESE SITE/SICE ASSOCIATION EVERY MONTH.


3.3      THE 1-MONTH RULES

         If you buy units during the launch period you must hold them for at least one month from the date of the establishment of the fund. The date of the establishment of the fund will be after the date of your purchase.

         If you buy units after the date of the establishment of the fund you must hold them for at least one month.

         BOTH OF THESE RULES ARE SUBJECT TO ANY LONGER PERIOD SPECIFIED IN THE FUND'S TRUST DEED. SITE COMPLIANCE WILL INFORM YOU IF LONGER PERIODS APPLY.

         Please note that there are no plans at present to establish a closed-end Fidelity SITE fund. However, if such a fund were to exist you would not be permitted to buy units in such a fund. You would however be permitted to sell any units you owned before joining. You would need to report such holdings on the Form TA within two days of joining and also report any sales on the same form.

4.       RULES WHEN TRADING IN SHARES OR BONDS HELD BY THE TAIWANESE FUNDS

4.1 If you want to trade a bond or share you must pre-clear any such trade through the Taiwan SITE trading desk (extension: 8 776 1585). If you work outside Taiwan you must also obtain pre-clearance through your local pre-clearance area.

4.2 All trades must be through an Approved Broker (as set out in Section 7 of Part 1 of the Code).

4.3 Directors, Supervisors, General Manager, any SITE branch manager, department head and fund manager (including the trading team) of the SITE may not buy and sell shares or bonds if any Fidelity Investments Securities Investment Trust Co. Ltd is:
         (a)  buying; or
         (b)  holding; or
         (c)  selling

         the share or bond.

4.4 Employees other than the directors, supervisors, General Manager, any SITE branch manager, department head and fund manager (including the trading team) of the SITE must follow rules set out in the Code.

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5.       PRE-CLEARANCE FOR SITE COMPLIANCE OFFICERS AND SITE TRADERS

5.1 If a SITE Compliance Officer wishes to trade in any reportable security, the General Manager has mandated that he or she must seek pre-clearance from the SITE trading desk (extension: 8 776 1585).


5.2 If a SITE trader wishes to trade in any reportable security he or she should seek pre-clearance from the Hong Kong Compliance Department, having first confirmed to a SITE Compliance Officer that the security in which they wish to trade is not contained within the relevant SITE fund portfolio and is not the subject of any outstanding trading instruction from any SITE fund portfolio manager.


6. REPORTING OBLIGATIONS OF SITE DIRECTORS, SUPERVISORS OR EMPLOYEES CLASSIFIED AS GENERAL MANAGER, ANY SITE BRANCH MANAGER, DEPARTMENT HEAD AND FUND MANAGER (INCLUDING THE TRADING TEAM)


6.1 SITE PERSONNEL CLASSIFIED DIRECTORS, SUPERVISORS, GENERAL MANAGER, ANY SITE BRANCH MANAGER, DEPARTMENT HEAD AND FUND MANAGER (INCLUDING THE TRADING TEAM) are obliged to confirm personal trading in reportable securities ON A MONTHLY BASIS to the SITE Compliance Officer - by the 10th of each month for the preceding month. Where no reportable trades are undertaken during any one month no such monthly report needs to be made.

6.2 DIRECTORS AND SUPERVISORS WHO ARE NOT TAIWANESE AND WHO DO NOT PARTICIPATE IN INVESTMENT DECISION-MAKING, KNOW NON-PUBLIC TRADE DETAILS IN ADVANCE, PROVIDE INVESTMENT ADVICES / RECOMMENDATIONS OF ANY FIDELITY SITE FUNDS AND HOLD TAIWAN SECURITIES (being listed TSE or OTC securities) are exempt from certain reporting requirements provided they complete a statement for submission to the SITE Compliance Officer in a prescribed format (Form TB) and the name and passport number of their spouse and children under 20 years of age (Form TB-1). The prohibition on trading outlined in section 4 above remains. If no Taiwan securities are hold no such reporting is required, but still need to have initial reporting.

6.3 Directors, Supervisors, General Manager, any SITE branch manager, department head and fund manager (including the trading team) who are Taiwanese are subject to the following rules:

         (a) They must report to the SITE Compliance Officer their trades and those of their spouse and children under 20 in Taiwan securities. The format of the required report is attached as Form TC (please complete the Chinese version). Please note that this reporting requirement is additional to any reporting requirements under the Code.

         (b) They must report to the SITE Compliance Officer the name and ID number of their grandparents, parents, brothers, sisters, grandchildren and children over 20 and any changes thereto - unless any of these people are not Taiwanese or do not live in Taiwan - and do not invest in Taiwan securities.

6.4 SITE personnel classified as Investment Professionals or Senior Executives under the Code are still obliged to complete Form B under the Code quarterly no matter trades undertaken or not during the quarter.

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                                                                         FORM TA



           FIDELITY INVESTMENTS SECURITIES INVESTMENT TRUST CO., LTD.

                         REPORT OF EMPLOYEES OF FIDELITY
                 SECURITIES INVESTMENT TRUST COMPANY LIMITED AND
       SUCH EMPLOYEE'S RELATED PARTY FOR TRADING IN THEIR OWN SITE'S FUNDS



                                              Report Date:______________________


--------------------------------------- ----------------------------------------

TO                                      Fidelity Investments Securities
                                        Investment Trust Company, Ltd. (the
                                        "Company")
--------------------------------------- ----------------------------------------

SUBJECT                                 I, an employee or Director or
                                        Supervisor, hereby report the
                                        information regarding my or my related
                                        party's trading in a fund establish by
                                        the Company. Please take note.
--------------------------------------- ----------------------------------------

NAME OF FUND                            ____________   ____________ Securities
                                        Investment Trust Fund.
--------------------------------------- ----------------------------------------
                                        [ ]    Subscription (Purchase)
TYPE OF TRANSACTION                     [ ]    Redemption (Sale)
--------------------------------------- ----------------------------------------

DATE                                    ________________, _________
--------------------------------------- ----------------------------------------

NUMBER OF UNITS                         ___________ (NT$___________ per unit)
--------------------------------------- ----------------------------------------

TOTAL AMOUNT                            NT$_______________
--------------------------------------- ----------------------------------------

REMARK
--------------------------------------- ----------------------------------------

TRADER                                  [ ]    An Employee
                                        [ ]    Employee's Spouse
                                        [ ]    Employee's minor child




                                        Name:                    Uniform Number:
--------------------------------------- ----------------------------------------

REPORTER                                Dept.:                 Title:




                                        Name:                    (Signature)
--------------------------------------- ----------------------------------------
---------------------------------------

ACCEPTANCE OF REGISTRATION              (Please affix the Company's registration
                                        chop)

                                        Date: ________________, _________
--------------------------------------- ----------------------------------------

38

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[LOGO]                      FIDELITY'S CODE OF ETHICS
                                                                         FORM TB


                                   DECLARATION


I, as a ? director; ? supervisor; ? representative of the juristic person director FIDELITY INVESTMENTS SERVICES LIMITED; ? representative of the juristic person supervisor FIDELITY INVESTMENTS SERVICES LIMITED of your company, in accordance with Paragraph 2 of Article 29 of the Rules Governing Securities Investment Trust Enterprises and the ruling letter dated the 7th of May 2002 with reference number (91) Tai-Tsai-Cheng (4)-Tzu No. 106548 of the ROC Securities and Futures Commission, Ministry of Finance, hereby declare that I have not been involved in or made the investment decisions regarding any securities investment trust funds managed by your company. I further declare that I had no prior notice of any unpublished information regarding any investment transaction activity between your company and the aforementioned funds and I have not provided any investment advice. Therefore, I hereby provide this declaration, names and titles of affiliated persons of myself and nominees that hold shares on my behalf, and their identification numbers or corporate registration number if it is a juristic person, as an alternative to filing a report with your company regarding share trading on the stock exchange or the over-the-counter market as required by the aforementioned Rules and ruling letter, and I also declare that Paragraph 1 of Article 29 of the Rules Governing Securities Investment Trust Enterprises shall be complied with.

If anything in this declaration is false or concealed, I am willing to become subject to the internal discipline of your company or any punishment provided in relevant laws and regulations.


To the Addressee
Fidelity Investments Securities Investment Trust Company Limited


Declarer:                                                    (Signature or Chop)


Identification Number:

Corporate Registration Number:

Date:

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                       FORM TB-1


        FIDELITY INVESTMENTS SECURITIES INVESTMENT TRUST COMPANY LIMITED



REPORT FORM FOR SHARE INVESTMENTS BY RESPONSIBLE PERSONS, DEPARTMENT HEADS, MANAGERS OF BRANCH OFFICES AND FUND MANAGERS


ENTITY FILING THE REPORT - PLEASE TICK THE APPLICABLE BOX:
[ [  DIRECTOR      [ ]  SUPERVISOR      [ ]  REPRESENTATIVE OF JURISTIC PERSON
                                             DIRECTOR FIDELITY INVESTMENTS
                                             SERVICES LTD.

[ ] REPRESENTATIVE OF JURISTIC PERSON SUPERVISOR FIDELITY INVESTMENTS SERVICES LTD.

[ ]  MANAGER      [ ]  DEPARTMENT HEAD

[ ]  MANAGER OF BRANCH OFFICE            [ ]  FUND MANAGER

REPORTING TYPE - PLEASE TICK THE APPLICABLE BOX:

[ ]  WHEN FIRST ASSUMING HIS/HER DUTIES    [ ]  TRADING IN THE PREVIOUS MONTH

                                                    Reporting Period:  From       /        /     /     to    /        / (YYYY/MM/DD)
------------------------------------------------------------------------------------------------------------------------------------

        Account Type                                                                                         Net       Number
-----------------------------                                                                              increase/     of
                                                                                                           decrease    shares
                                                                                                  Value     in the      held
                                                                                                   of       number     before
                                  ID or                          Type of               Value of   share    of share     the
                                corporate                     transaction   Number of  shares     traded    of the     end of
                      Name or   register   Name of   Date of   - purchase/   shares    traded -   - total   previous  previous
     Identity Type     title      number    share    trading      sell       traded   unit price  amount     month     month    Note
         (1)           (2)        (3)        (4)       (5)        (6)         (7)        (8)       (9)       (10)      (11)     (12)
------------------------------------------------------------------------------------------------------------------------------------
Self


------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for self         *          *
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                      FORM TB-1

------------------------------------------------------------------------------------------------------------------------------------

        Account Type                                                                                         Net       Number
-----------------------------                                                                              increase/     of
                                                                                                           decrease    shares
                                                                                                  Value     in the      held
                                                                                                   of       number     before
                                  ID or                          Type of               Value of   share    of share     the
                                corporate                     transaction   Number of  shares     traded    of the     end of
                      Name or   register   Name of   Date of   - purchase/   shares    traded -   - total   previous  previous
     Identity Type     title      number    share    trading      sell       traded   unit price  amount     month     month    Note
         (1)           (2)        (3)        (4)       (5)        (6)         (7)        (8)       (9)       (10)      (11)     (12)
------------------------------------------------------------------------------------------------------------------------------------

Spouse


------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for spouse        *          *

------------------------------------------------------------------------------------------------------------------------------------
Self


------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for self          *          *
------------------------------------------------------------------------------------------------------------------------------------
Spouse


------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for spouse        *          *
------------------------------------------------------------------------------------------------------------------------------------
Children under the age
of 20

------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for children      *          *
under the age of 20

------------------------------------------------------------------------------------------------------------------------------------
Representative of self
                         *          *

------------------------------------------------------------------------------------------------------------------------------------
Juristic person that
that has a mutual
controlling              *          *
relationship with self

------------------------------------------------------------------------------------------------------------------------------------
Enterprise of which
self is the responsible  *         *
person

------------------------------------------------------------------------------------------------------------------------------------
Enterprise of which
spouse is the            *         *
responsible person

------------------------------------------------------------------------------------------------------------------------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                       FORM TB-1

------------------------------------------------------------------------------------------------------------------------------------

        Account Type                                                                                         Net       Number
-----------------------------                                                                              increase/     of
                                                                                                           decrease    shares
                                                                                                  Value     in the      held
                                                                                                   of       number     before
                                  ID or                          Type of               Value of   share    of share     the
                                corporate                     transaction   Number of  shares     traded    of the     end of
                      Name or   register   Name of   Date of   - purchase/   shares    traded -   - total   previous  previous
     Identity Type     title      number    share    trading      sell       traded   unit price  amount     month     month    Note
         (1)           (2)        (3)        (4)       (5)        (6)         (7)        (8)       (9)       (10)      (11)     (12)
------------------------------------------------------------------------------------------------------------------------------------
Grandparents              NA            NA


------------------------------------------------------------------------------------------------------------------------------------
Parents                   NA            NA


------------------------------------------------------------------------------------------------------------------------------------
Siblings                  NA            NA                                           (Not Required)


------------------------------------------------------------------------------------------------------------------------------------
Children above the age    NA            NA
of 20

------------------------------------------------------------------------------------------------------------------------------------
Grandchildren             NA            NA


------------------------------------------------------------------------------------------------------------------------------------

PLEASE REFER TO THE GUIDELINES ON FILLING IN THE FORM

* PLEASE FILL IN "NIL" IF NO TRADES OR THIS BLANK IS NOT APPLICABLE TO YOU.

Signature or affixation of the chop of the person filing the report:____________________________

Date of filing the report:

Contact Telephone Number:

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                       FORM TB-1


GUIDELINES ON FILLING IN THE FORMIG

I. Information on self and affiliated persons shall be collectively reported by the entity filing the report with the securities investment trust enterprise he/she belongs to.

II. If the report is filed when one first assumes his/her duties, it is required to fill items (1) through (5) and (7) through (9) only; in particular, item (5) refers to the date of assuming duties, item (7) refers to the number of shares held, and item (8) refers to the average unit price.

III. Regarding the "identity type" that falls into the category of "other relatives by blood within the 2nd degree of relationship of self that are foreigners who do not reside in the territory of the ROC", item (3) refers to the controlled account number stated on the application approval letter issued by the Taiwan Stock Exchange for investment in securities in the ROC pursuant to the Regulations Governing Investment in Securities by Overseas Chinese and Foreign Nationals.

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM TC


        FIDELITY INVESTMENTS SECURITIES INVESTMENT TRUST COMPANY LIMITED


  REPORT FORM FOR SHARE INVESTMENTS BY RESPONSIBLE PERSONS, DEPARTMENT HEADS,
                  MANAGERS OF BRANCH OFFICES AND FUND MANAGERS


ENTITY FILING THE REPORT - PLEASE TICK THE APPLICABLE BOX:

[ ]  DIRECTOR      [ ]  SUPERVISOR      [ ]  REPRESENTATIVE OF JURISTIC PERSON
                                             DIRECTOR FIDELITY INVESTMENTS
                                             SERVICES LTD.

[ ] REPRESENTATIVE OF JURISTIC PERSON SUPERVISOR FIDELITY INVESTMENTS SERVICES LTD.
                                          [ ] MANAGER      [ ]  DEPARTMENT HEAD

[ ]  MANAGER OF BRANCH OFFICE             [ ]  FUND MANAGER

REPORTING TYPE - PLEASE TICK THE APPLICABLE BOX:

[ ]  WHEN FIRST ASSUMING HIS/HER DUTIES   [ ]  TRADING IN THE PREVIOUS MONTH

                                                    Reporting Period:  From       /        /     /     to    /        / (YYYY/MM/DD)
------------------------------------------------------------------------------------------------------------------------------------

        Account Type                                                                                         Net       Number
-----------------------------                                                                              increase/     of
                                                                                                           decrease    shares
                                                                                                  Value     in the      held
                                                                                                   of       number     before
                                  ID or                          Type of               Value of   share    of share     the
                                corporate                     transaction   Number of  shares     traded    of the     end of
                      Name or   register   Name of   Date of   - purchase/   shares    traded -   - total   previous  previous
     Identity Type     title      number    share    trading      sell       traded   unit price  amount     month     month    Note
         (1)           (2)        (3)        (4)       (5)        (6)         (7)        (8)       (9)       (10)      (11)     (12)
------------------------------------------------------------------------------------------------------------------------------------
Self


------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for self                     *                  *
------------------------------------------------------------------------------------------------------------------------------------




[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM TC

------------------------------------------------------------------------------------------------------------------------------------

        Account Type                                                                                         Net       Number
-----------------------------                                                                              increase/     of
                                                                                                           decrease    shares
                                                                                                  Value     in the      held
                                                                                                   of       number     before
                                  ID or                          Type of               Value of   share    of share     the
                                corporate                     transaction   Number of  shares     traded    of the     end of
                      Name or   register   Name of   Date of   - purchase/   shares    traded -   - total   previous  previous
     Identity Type     title      number    share    trading      sell       traded   unit price  amount     month     month    Note
         (1)           (2)        (3)        (4)       (5)        (6)         (7)        (8)       (9)       (10)      (11)     (12)
------------------------------------------------------------------------------------------------------------------------------------
Spouse



------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for spouse        *          *

------------------------------------------------------------------------------------------------------------------------------------
Children under the age
of 20

------------------------------------------------------------------------------------------------------------------------------------
Nominee that holds
shares for children      *          *
under the age of 20

------------------------------------------------------------------------------------------------------------------------------------
Representative of self
                         *          *

------------------------------------------------------------------------------------------------------------------------------------
Juristic person that
that has a mutual
controlling              *          *
relationship with self

------------------------------------------------------------------------------------------------------------------------------------
Enterprise of which
self is the responsible  *          *
person

------------------------------------------------------------------------------------------------------------------------------------
Enterprise of which
spouse is the            *          *
responsible person
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM TC

------------------------------------------------------------------------------------------------------------------------------------

        Account Type                                                                                         Net       Number
-----------------------------                                                                              increase/     of
                                                                                                           decrease    shares
                                                                                                  Value     in the      held
                                                                                                   of       number     before
                                  ID or                          Type of               Value of   share    of share     the
                                corporate                     transaction   Number of  shares     traded    of the     end of
                      Name or   register   Name of   Date of   - purchase/   shares    traded -   - total   previous  previous
     Identity Type     title      number    share    trading      sell       traded   unit price  amount     month     month    Note
         (1)           (2)        (3)        (4)       (5)        (6)         (7)        (8)       (9)       (10)      (11)     (12)
------------------------------------------------------------------------------------------------------------------------------------
Grandparents


------------------------------------------------------------------------------------------------------------------------------------
Parents


------------------------------------------------------------------------------------------------------------------------------------
Siblings                                                                             (Not Required)


------------------------------------------------------------------------------------------------------------------------------------
Children above the age
of 20

------------------------------------------------------------------------------------------------------------------------------------
Grandchildren


------------------------------------------------------------------------------------------------------------------------------------

PLEASE REFER TO THE GUIDELINES ON FILLING IN THE FORM

* PLEASE FILL IN "NIL" IF NO TRADES OR THIS BLANK IS NOT APPLICABLE TO YOU.

Signature or affixation of the chop of the person filing the report:____________________________

Date of filing the report:

Contact Telephone Number:

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM TC


GUIDELINES ON FILLING IN THE FORMIG

IV. Information on self and affiliated persons shall be collectively reported by the entity filing the report with the securities investment trust enterprise he/she belongs to.

V. If the report is filed when one first assumes his/her duties, it is required to fill items (1) through (5) and (7) through (9) only; in particular, item (5) refers to the date of assuming duties, item (7) refers to the number of shares held, and item (8) refers to the average unit price.

VI. Regarding the "identity type" that falls in-to the category of "other relatives by blood within the 2nd degree of relationship of self that are foreigners who do not reside in the territory of the ROC", item (3) refers to the controlled account number stated on the application approval letter issued by the Taiwan Stock Exchange for investment in securities in the ROC pursuant to the Regulations Governing Investment in Securities by Overseas Chinese and Foreign National

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM TC


SUPPLEMENT NUMBER 2 - FIDELITY INVESTMENTS SECURITIES (TAIWAN) LIMITED ("FIST")

1.       INTRODUCTION


1.1 The purpose of this supplement is to tell those caught by rules that apply to securities companies in Taiwan what they have to do.

1.2 The supplement is in addition to the Code of Ethics. If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. YOU MUST FOLLOW THE CODE AS WELL AS THIS SUPPLEMENT.

1.3 The Supplement ONLY applies to transactions involving securities listed on the Taiwan Stock Exchange ("TSE") or ROC Over-The-Counter Exchange ("OTC"). Other provisions of the Code cover all other securities transactions.

2.       WHO MUST FOLLOW THE SUPPLEMENT


         For trades in any securities listed on the TSE or OTC the following people must follow this supplement:

         o    employees of Fidelity Investments Securities (Taiwan) Ltd
         o directors and supervisors of Fidelity Investments Securities (Taiwan) Ltd
         o    husbands and wives of employees, directors and supervisors
         o    children under 20 of employees, directors and supervisors


3.       RULES APPLICABLE TO THOSE WHO MUST FOLLOW THE SUPPLEMENT

3.1      BROKERAGE ACCOUNT


         All those persons who must follow this supplement and wish to trade in TSE or OTC securities must open a brokerage account with Taiwan International Securities Corporation ("TISC"). TISC will be regarded as Fidelity's approved broker for Taiwan securities trading. A special brokerage number will be assigned to all such accounts.

3.2      PRE-CLEARANCE PROCEDURE

         All trades in TSE or OTC securities must be pre-cleared. Pre-clearance involves two distinct steps - in the following order:

         1. Order tickets must first be signed by the department head of the person trading. In all cases sign-off must be obtained from a second individual. Please refer to the matrix below for further details.

         -------------------------------------------------------------------------------------------------
           PERSON WISHING TO    SIGN-OFF REQUIRED
                 TRADE               FROM                  BACK-UP APPROVAL 1       BACK-UP APPROVAL 2
         -------------------------------------------------------------------------------------------------
         FIST employee         Own department head       FIST Managing Director
         -------------------------------------------------------------------------------------------------
         FIST department head  FIST Managing Director    FIST Compliance Officer
         -------------------------------------------------------------------------------------------------
         FIST General Manager  FIST Managing Director    Regional Compliance
                                                         Officer, HK
         -------------------------------------------------------------------------------------------------
         FIST Managing
         Director, Director    President- Asia Pacific   Regional Compliance
         or Supervisor                                   Officer, HK
         -------------------------------------------------------------------------------------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM TC


         2. Once the required sign off has been obtained, pre-clearance must be obtained from Compliance following the procedures as set out in
              Section 7 of the Code - by sending an e-mail to Asia Preclearance. THE PRE-CLEARANCE REQUEST MUST INCLUDE CONFIRMATION FROM THE SENDER THAT THE REQUIRED DEPARTMENTAL HEAD SIGN OFF (OR OTHER SIGN OFF AS APPROPRIATE) HAS BEEN OBTAINED. If it does not, pre-clearance will be refused.

         Please note that if no trade is undertaken on the day that a trade has been signed off by a department head and pre-cleared through Compliance, a fresh pre-clearance must be obtained if a trade is still required - i.e. including appropriate head sign off on a new order ticket.

3.3      TRADES WHICH ARE NOT ALLOWED


         Please note that in addition to the general description in the Code of the types of trades that are not allowed, persons to whom the Supplement applies are expressly prohibited from:

         1.   Undertaking margin trading in TSE or OTC listed securities; and

         2. If they are a Manager, Supervisor or Director of FIST, from investing in any other securities business in Taiwan.

[LOGO]                      FIDELITY'S CODE OF ETHICS


SUPPLEMENT NUMBER 3 - FIDELITY INVESTMENTS ADVISORY COMPANY (KOREA) LIMITED


1.       INTRODUCTION

1.1 The purpose of this supplement is to tell those caught by rules that apply to Fidelity investment advisory companies in Korea what they have to do.

1.2 The supplement is in addition to the Code of Ethics. If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. YOU MUST FOLLOW THE CODE AS WELL AS THIS SUPPLEMENT.

1.3 The Supplement ONLY applies to transactions involving securities listed on the Korean Stock Exchange ("KSE") or KOSDAQ Exchange ("KOSDAQ"). Other provisions of the Code cover all other securities transactions.

2.       WHO MUST FOLLOW THE SUPPLEMENT


         For trades in any securities listed on the KSE or KOSDAQ the following people ("Relevant persons") must follow this supplement:

         o directors, officers and employees of Fidelity Investments Advisory Company (Korea) Limited
         o other people with whom a relevant person will be deemed to have a beneficial interest under the Code (for example the spouse of a Relevant Person)

3.       RULES APPLICABLE TO THOSE WHO MUST FOLLOW THE SUPPLEMENT

3.1      PROHIBITION ON TRADING KSE / KOSDAQ SECURITIES


         Transactions in KSE or KOSDAQ listed securities are prohibited, except as stated in section 3.2 below.

3.2      EXCEPTIONS TO PROHIBITION ON TRADING KSE / KOSDAQ SECURITIES


         Under Article 35 of the Enforcement Decree there are a number of exceptions that permit transactions in KSE or KOSDAQ listed securities. Some of these exceptions are quite detailed. If you have any doubts or questions about your situation, please ask your Compliance contact. The exceptions are:

         a) acquisition of listed securities or securities issued by a corporation registered with the KSE or KOSDAQ through succession, donation (including bequeath), exercise of mortgage right, or receipt of payment in substitute, and disposal of such securities so acquired.

         b) Disposal of KSE or KOSDAQ securities acquired by a Relevant Person before they were employed by such companies.

         c) Disposal of KSE or KOSDAQ stock, convertible bonds, which can be exchanged into the stock of the issuer, of a corporation acquired before the corporation concerned became a stock listed company or a corporation registered with KSE or KOSDAQ except for the disposal within one year from the acquisition by methods other than a public offer or sale.

         d) Acquisition of stocks publicly offered or sold on the KSE or KOSDAQ, or disposal of such stocks.

         e) Sale and purchase of KSE or KOSDAQ listed securities, upon obtaining the approval of the FSC after reporting to the FSC in accordance with the standards determined by the FSC.

[LOGO]                      FIDELITY'S CODE OF ETHICS


         f) Where a member of the Employee Stock Ownership Association acquires KSE or KOSDAQ stocks through the Employee Stock Ownership Association or disposes of stocks so acquired (Note: No such Employee Stock Ownership Association currently exists for Relevant Persons).

         g) Acquisition of KSE or KOSDAQ stocks by exercising stock options, or disposal of stocks so acquired

         h) Acquisition of KSE or KOSDAQ listed stocks by exercising the preemptive rights to the stocks acquired in accordance with item
              a) through g) above or disposal of the stocks so acquired.

         i) Cancellation of contracts for futures transactions of securities - linked index or option contracts of securities before coming a Relevant Person.

         j) Transactions of KSE or KOSDAQ listed securities through the securities savings deposit, in which only a certain percentage of the Relevant Person's salary may be used up to the allowed level which will be decided by AMBA law from time to time (currently 50% of salary).

         REMEMBER, UNDER THE CODE YOU MUST OBTAIN PRE-CLEARANCE BEFORE TAKING ADVANTAGE OF ANY OF THE ABOVE EXCEPTIONS.

3.3      OTHER TRADES WHICH ARE ALLOWED


         Sale and purchase of securities issued by a corporation neither listed nor registered with the KSE or KOSDAQ market are allowed.

         Sale and purchase of securities, pertaining to securities or instruments issued by foreign corporations, or beneficial certificates are allowed.

         In both cases, trading must take place in accordance with the Code of Ethics.

[LOGO]                      FIDELITY'S CODE OF ETHICS



SUPPLEMENT NUMBER 4 - FIDELITY INVESTMENTS JAPAN (FIJ) AND FIDELITY SECURITIES K.K.


1.       INTRODUCTION

1.1 The purpose of this supplement is to highlight three specific sets of rules. One set of rules imposes a minimum six-month holding period on personal investments in equities and applies to FIJ Directors and Registered Employees. The second set of rules covers the personal trading of derivatives by all employees of Fidelity Securities K.K. The third concerns Gifts and Hospitality and is applicable to all Japan based employees

1.2 This supplement provides only a part of procedures in Japan regarding Reportable Staff Trading and the Gift and Hospitality Policy in the Code of Ethics. Employees should follow the Code of Ethics for any other provisions that are not provided in this supplement.

1.3 The Supplement is in addition to the Code of Ethics. If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. YOU MUST FOLLOW THE CODE AS WELL AS THIS SUPPLEMENT.



2.       WHO MUST FOLLOW THIS SUPPLEMENT

2.1 For the minimum six-month holding period on personal investments in equities, etc. the following people must follow this Supplement:

         o Directors of Fidelity Investments Japan (except part-time Directors) and their family members sustained by them (except parents and above)

         o Registered Employees (as stipulated under the Securities Investment Advisory Law Enforcement Order article #3) of Fidelity Investments Japan and their family members sustained by them (except parents and above).

         These rules are set out in Section 3 below. You will be advised by Tokyo Compliance whether these additional provisions apply to you.


2.2 For personal trading of derivatives, the following people must follow the Supplement: o All Employees of Fidelity Securities K.K. and their family members sustained by them (except parents and above).

         These rules are set out in Section 4 below.

2.3 The Gifts and Hospitality rules are set out in Section 5 and Section 6 below and are applicable to all Japan based employees.


3. PERSONAL TRADING OF EQUITIES, ETC. BY FIJ DIRECTORS AND REGISTERED EMPLOYEES THROUGH THEIR PERSONAL ACCOUNTS

3.1 You should trade equities etc. through your personal account(s) only when you intend to hold such equities for six (6) months or more under normal market conditions. For monthly savings plans this six-month rule shall be counted from the first purchase date of stocks after the account is contracted, revised, or reopened.

         3.1.1 "Equities, etc." shall mean equities, stocks, shares, bonds with warrants and convertible bonds or any other equity linked securities.

         3.1.2 This rule includes the purchase of equities, etc. through a "Monthly Savings Plan" and "Odd-lot share investment (mini-kabu Investment)." It also includes purchase of stocks through initial public offerings and secondary offerings.

         3.2 If you wish to sell equities, etc. held for less than six months you must explain the reason to Compliance in writing or by e-mail when requesting pre-clearance

[LOGO]                      FIDELITY'S CODE OF ETHICS



4.       PERSONAL TRADING OF DERIVATIVES BY FIDELITY SECURITIES K.K. EMPLOYEES

4.1      You are prohibited from trading:

         o    Margin transactions

         o    Securities futures

         o    Securities index futures

         o    Securities options

         o    Foreign securities futures

         o    OTC securities derivatives


5.       GIVING AND RECEIVING GIFTS

5.1      When receiving gifts, please note the following:

         5.1.1 Gift Notification Form must be submitted to Compliance within 5 working days of acceptance of the gift.

         5.1.2 Employees may not accept gifts that have a value in excess of JPY10,000. If a gift is received which the value is more than JPY10,000, the gift must be surrendered to Compliance as well as the form submission requirement in 1 above.


5.2      When giving gifts, please note the following:

         5.2.1 Gift Notification Form must be submitted to Compliance no later than 10 working days before the gift is to be given.

         5.2.2    The submitted form must be signed off by Compliance.

         5.2.3 Employees must attach a copy of the signed-off form to their expense report when it is submitted to Finance Department. Unless the signed-off form by Compliance is attached, Finance Department will not make any payment/reimbursement for the gift-giving expense.

         5.2.4 In case the value of the gift to be given exceeds either JPY30,000 per person or in total JPY100,000 for several persons at a time, the form must be signed off by the Representative Director & President as well as Compliance.

5.3 When receiving or giving OcHUGEN and OSEIBO, each one need only be reported if its value exceeds JPY5,000.


6.       OFFERING AND RECEIVING HOSPITALITY

6.1      When receiving hospitality, please note the following:

         6.1.1 Hospitality Notification Form must be submitted to Compliance within 5 working days of acceptance of the hospitality.

6.2      When offering hospitality, please note the following:

         6.2.1 Hospitality Notification Form must be submitted to Compliance within 5 working days of offering of the hospitality.

         6.2.2    The submitted form must be signed off by Compliance.

         6.2.3 Employees must attach a copy of the signed-off form to their expense report when it is submitted to Finance Department. Unless the signed-off form by Compliance is attached, Finance Department will not make any payment/reimbursement for the hospitality-offering expense.

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         6.2.4    In case the value of the hospitality to be offered exceeds in total JPY100,000 at a time, the form must be signed off by the Representative Director & President as well as Compliance.



7.       INSIDE INFORMATION NOTIFICATION

7.1 All Inside Information Notifications (Form E) must be delivered to Tokyo Investment Compliance BY HAND. Employees must not submit Form E via Internal Mail or Email.
























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SUPPLEMENT NUMBER 5 - FIDELITY INVESTMENT SERVICES GMBH AND FIDELITY INVESTMENTS
                    INTERNATIONAL - NIEDERLASSUNG FRANKFURT



1.       INTRODUCTION

1.1 The purpose of this supplement is to tell those caught by the rules in Germany what they have to do.

1.2 This Supplement is in addition to the Code of Ethics. If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. YOU MUST FOLLOW THE CODE AS WELL AS THIS SUPPLEMENT.


2.       WHO MUST FOLLOW THE SUPPLEMENT

2.1      The following people must follow this Supplement:

         o    Employees of Fidelity Investment Services GmbH and Fidelity
              Investments International - Niederlassung Frankfurt
         o    Directors of Fidelity Investment Service GmbH and Fidelity
              Investments International - Niederlassung Frankfurt
         o People connected to employees and directors of Fidelity Investment Services GmbH and Fidelity Investments International - Niederlassung Frankfurt; BUT ONLY when the employee or director is placing the trade on their behalf.


3.       MITARBEITERLEITSATZE

3.1 As a result of German regulation you are required to follow the terms of a standard form Code of Conduct - the "Mitarbeiterleitsatze".

3.2 The Code of Ethics requirements are generally complementary with the Mitarbeiterleitsatze in respect of personal account trading and the treatment of gifts and hospitality. You are required to observe the Code of Ethics on such matters even where the Mitarbeiterleitsatze would seem to allow you to do something different.

3.3 Please note that the Mitarbeiterleitsatze covers some matters not in the Code of Ethics. You must follow it, and it should be noted that such conduct may be subject to disciplinary action under your country's employee handbook.

3.4 EMPLOYEES' TRADING ACTIVITIES ARE TO BE CONSIDERED FOR LONG-TERM INVESTMENTS ONLY. THE TRADING ACTIVITIES MAY ONLY BE IN ACCORDANCE TO THE ECONOMIC CIRCUMSTANCES OF THE EMPLOYEE AND MAY ONLY BE DONE BY USING CASH OR EXISTING CREDIT FACILITIES.





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SUPPLEMENT NUMBER 6 - SUPPLEMENT FOR FIDELITY INVESTMENT MANAGEMENT GMBH ("FIM")

1.       INTRODUCTION

1.1 The purpose of this Supplement is to tell those caught by the rules in Germany what they have to do.

1.2 This Supplement is in addition to the Code of Ethics. If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. You must follow the Code as well as this Supplement.

1.3 All employees of FIM are deemed to be Investment Professionals according to the Code of Ethics.

2.       WHO MUST FOLLOW THE CODE

2.1      The following people must follow this Supplement:

         o    All employees of Fidelity Investment Management GmbH
         o    Directors of Fidelity Investment Management GmbH
         o People connected to employees and directors of Fidelity Investments Management GmbH; but only when the employee or director is placing the trade on their behalf.

3.       MITARBEITERLEITSATZE

3.1 As a result of German regulation you are required to follow the terms of a standard Code of Conduct - the "Mitarbeiterleitsatze".

3.2 All employees are "Employees with Special Function" ("Mitarbeiter mit besonderer Funktion") according to the "Mitarbeiterleitsatze".

3.3 The Code of Ethics requirements are in large part complementary with the Mitarbeiterleitsatze in respect of personal account trading and the treatment of gifts and hospitality. You are required to observe the Code of Ethics on such matters even where the Mitarbeiterleitsatze would seem to allow you to do something different.

3.4 Please note that the Mitarbeiterleitsatze covers some matters not in the Code of Ethics. You must follow it, and it should be noted that such conduct may be subject to disciplinary action under your country's employee handbook.

3.5 Please note that some investments into investment funds may be considered as "Mitarbeitergeschafte" according to the Mitarbeiterleitsatze and there might be the requirement to obtain pre-clearance for those investments, too. Please contact your local Compliance Department for further details.



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SUPPLEMENT NUMBER 7 - FIDELITY INVESTISSEMENTS SAS AND FIDELITY GESTION

1.       INTRODUCTION


1.1 This supplement is in addition to and amends the Code of Ethics. It applies only in France.

1.2 Failure to follow the rules set out in this Supplement may result in disciplinary action provided by the Company's Reglement Interieur and other sanctions provided by French Laws and Regulations.

1.3 In accordance with the French Labour Code, Section 4.3 (4) and Annex 2 will not apply to employees subject to the Company's Reglement Interieur. However, employees should note that their compliance with the Company's Reglement Interieur and other operational and compliance rules will be taken into account when assessing performance. Serious breaches may also result in the activation of the firm's disciplinary procedure.

2.       WHO MUST FOLLOW THE SUPPLEMENT


2.1      The following people must follow this Supplement:

         o    employees and directors of Fidelity Investissements SAS
         o    employees and directors of Fidelity Gestion
         o people connected to employees and directors of Fidelity Investissements SAS or Fidelity Gestion but only when the employee or director is placing the trade on their behalf.

2.2 Employees in France are not isolated by any system of restricted communication from each other. As soon as confidential information is received, there are no barriers, whether because of office layout or IT system arrangements, that would prevent the communication of confidential information once physically in the office or on the office systems. The office contains confidential and privileged information on a regular basis. For that reason we will treat all employees as Access employees (and indeed as Investment Professionals and Senior Executives as appropriate). However, the situation will be kept under review and should any individual feel that their situation is such that they will not at any time receive such information, they should discuss with the local Compliance Officer (see Appendix A) whether Non-Access categorisation may be appropriate.

3.       CHANGES TO THE CODE OF ETHICS

         We may from time to time amend the Code of Ethics and this supplement. This will be actioned in respect of employees through changes in the Company's Reglement Interieur. For others in France, the Annual Acknowledgement Form, when signed, will be regarded as a supplemental agreement between the individual and the company agreeing the changes.

4.       BROKER ACCOUNTS

         When brokers charge an additional fee for duplicate reporting to be made to Fidelity this may be recovered through an expenses claim which will be approved and paid for by the local Compliance department. Documentary evidence of the charge will be required.

5.       DATA PRIVACY

         Fidelity is committed to observing principles of data privacy. As data regarding personal transactions may need to be communicated within the Fidelity group from time to time, agreements have been entered into which are designed to ensure proper and responsible handling of such data. Further details regarding your personal data may be obtained from your local Compliance contact (see Appendix A).

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6.       OTHER RULES APPLICABLE TO THOSE WHO MUST FOLLOW THE SUPPLEMENT

6.1 Employees of Fidelity Investissements SAS or Fidelity Gestion must comply with French Laws and Regulations and with the Company's Reglement Interieur. More specifically, as the case may be, employees are subject to:

         o    article L 533-4 and L 465-1 of the Monetary and Financial Code
         o COB Regulation 90-08 (concerning the use of privileged information)
         o    COB Regulation 96-03 Code of Good Conduct
         o    the Code of Ethics issued by the AFG ASFFI.

6.2 France Compliance can provide you with the details of these requirements at your request.

6.3 Please note that the Company's Reglement Interieur covers some matters not referred to here or elsewhere in the Code of Ethics. You must nevertheless follow them to be in compliance with French Laws and Regulations. Breach of these other requirements will not be regarded as a breach of the Code of Ethics though such conduct may be subject to disciplinary action under the French employee handbook.














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SUPPLEMENT NUMBER 8 - FIDELITY BUSINESS SERVICES INDIA PVT. LTD.

1.       INTRODUCTION


1.1      The purpose of this supplement is to highlight:

         o    The Gifts and Hospitality Policy, and

         o    The applicability of the Code of Ethics' Personal Trading Policy.

         This Supplement provides only a part of procedures in India regarding the Personal Trading and Gift and Hospitality Policies in the Code of Ethics. Employees should follow the Code of Ethics for any other provisions that are not provided in this Supplement.

1.2 The Supplement is in addition to the Code of Ethics. If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. YOU MUST FOLLOW THE CODE AS WELL AS THIS SUPPLEMENT.

2.       GIVING AND RECEIVING GIFTS

2.1 The Gifts & Hospitality Policy Supplement applies to all the employees, directors and supervisors of Fidelity Business Services India Pvt. Ltd.

2.2      When receiving gifts, please note the following:

         o The Gift Notification Form must be submitted to Compliance within 5 working days of acceptance of the gift.

         o The Gift from a single source should not exceed Rs. 2,000 in any calendar year.

         o Should the gift (or total gifts) from a single source by itself exceed Rs. 2,000, you must try and return the gift to the Donor, unless it would cause offense. If the gift cannot be returned, the gift must be surrendered to Compliance as well as the form submission requirement outlined above.

2.3      When giving gifts, please note the following:

         o The Gift Notification Form must be submitted to Compliance no later than 10 working days before the gift is to be given.

         o    The submitted form must be signed off by Compliance.

3.       OFFERING AND RECEIVING HOSPITALITY

3.1 When receiving hospitality, please note the following: o The Hospitality Notification Form must be submitted to Compliance within 5 working days of acceptance of the hospitality.

3.2      When offering hospitality, please note the following:

         o The Hospitality Notification Form must be submitted to Compliance within 5 working days of offering of the hospitality.

         o    The submitted form must be signed off by Compliance.


4.       APPLICABILITY OF PERSONAL TRADING POLICY

4.1 The Personal Trading Policy as enumerated in the main body of the Code must be followed by the following people:

         o    Employees of Fidelity Business Services India Pvt. Ltd.

         o    Directors and supervisors of Fidelity Business Services India Pvt.
              Ltd.

         o Spouse, dependent children, dependent parents and partners of employees, directors and supervisors of Fidelity Business Services India Pvt. Ltd.

         o Any person or any investment made by such with whom employees, directors and supervisors of Fidelity Business Services India Pvt. Ltd. have a beneficial interest.

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SUPPLEMENT NUMBER 9 - FIDELITY FUND MANAGEMENT PVT. LTD, INDIA

1.       INTRODUCTION

1.1 The purpose of this supplement is to instruct all staff who need to abide by rules that apply to Fidelity Fund Management Pvt. Ltd, India ("the Indian AMC") what they have to do in terms of their personal trading activity.

1.2 The supplement is in addition to the Code of Ethics ("the Code"). If you fail to follow the rules set out in this Supplement you may be subject to disciplinary action. YOU MUST FOLLOW THE CODE AS WELL AS THIS SUPPLEMENT. IN CASE THE PROVISIONS OF THIS SUPPLEMENT AND THE CODE ARE IN CONFLICT, THE PROVISIONS OF THE SUPPLEMENT WILL PREVAIL.

1.3 The Supplement ONLY applies to transactions involving Indian securities (hereinafter referred to as `Relevant Security'). Other provisions of the Code cover all other securities transactions.

         RELEVANT SECURITY, FOR THE PURPOSE OF THIS SUPPLEMENT, INCLUDE INSTRUMENTS SUCH AS SHARES, DEBENTURES, BONDS, WARRANTS, DERIVATIVES AND ANY OTHER SECURITY WHICH IS LISTED ON ANY OF THE RECOGNIZED STOCK EXCHANGES IN INDIA.

2.       WHO MUST FOLLOW THE SUPPLEMENT


2.1 For trades in any relevant security the following people ("RELEVANT PERSONS") must follow this supplement:

         2.1.1  Directors, officers and employees of the Indian AMC.

         2.1.2 Directors, officers and employees of Fidelity Trustee Company Private Limited.

         2.1.3 Employees/group of employees of any Fidelity company who are involved with the day to day functioning of the Indian AMC. The list of such Relevant Persons shall be maintained by the Compliance Officer of the Indian AMC and the Relevant Persons will be informed of applicability of the provisions of the supplement.

         2.1.4 Members of the aforesaid Relevant Person's Hindu Undivided Family (HUF), immediate family, spouse, partners and others living in the same house, as specified in the Code.


3.       RULES APPLICABLE TO THOSE WHO MUST FOLLOW THE SUPPLEMENT

3.1      PROVISIONS FOR TRADING IN A RELEVANT SECURITY

         For carrying out any personal trading activity in any Relevant Security, the following provisions should be followed:

         3.1.1 All transactions in a Relevant Security should be pre-cleared from the Compliance officer using the prescribed form (enclosed as Appendix I).

         3.1.2 Any transactions intended to be undertaken by the Compliance officer shall be pre-cleared by the Head of the AMC.

         3.1.3 All Relevant Persons mentioned under paragraph 2.1 of the supplement are prohibited from applying for any Relevant Security under the `promoters quota', `employees quota' and `private placement'.

         3.1.4 Purchase of any `right' renunciation can only be made after a pre-clearance at a price no less than the market price.

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         3.1.5    All the Relevant Persons mentioned under paragraph 2.1 of this supplement are prohibited from trading with the approved brokers at a reduced brokerage rate.


3.2      MINIMUM HOLDING PERIOD


         All Relevant Persons are compulsorily required to hold a Relevant Security for a minimum of 30 days from the date of its purchase.


3.3      RESTRICTION ON INVESTMENT PROFESSIONALS

         All the Relevant Persons who are classified as Investment Professionals in accordance with the provisions of the Code are prohibited from transacting on any security which is covered by any research report prepared by them jointly or individually for a period of 30 days from the date of its preparation. Further, while preparing the research report of a Company, the research analysts shall disclose their share holdings / interest in the Company to the Compliance Officer.

3.4      PERIODIC REPORTING

         3.4.1 At the time of appointment, the Directors are required to send Form A of the Code of Ethics to the Compliance Officer.

         3.4.2 All Relevant Persons are required to send a statement of transaction in a Relevant Security and in Mutual Fund units within 7 days of the allotment / purchase / sale using the prescribed form (enclosed as Appendix II).

         3.4.3 Additionally, they are also required to submit a copy of their holding statement as at 31st March every year within 30 days thereof.












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                                                                      APPENDIX I

                                PRECLEARANCE FORM

Date:                                                Corp ID:

Name of the Employee:                                Location:

Name of Depository/ies:

-------- ----------------- -------------- --------------- ---------- ----------------- ----------- --------- ------- -----------
SR. NO.  NAME OF THE       RELATION       BROKER NAME     BROKER     NAME OF THE       TYPE OF     BUY /     QTY     SCRIP
         PROPOSED          WITH THE                       A/C NO.    COMPANY           SECURITY    SELL              CODE /
         INVESTOR          EMPLOYEE                                                                                  ISIN
-------- ----------------- -------------- --------------- ---------- ----------------- ----------- --------- ------- -----------
1

-------- ----------------- -------------- --------------- ---------- ----------------- ----------- --------- ------- -----------
2

-------- ----------------- -------------- --------------- ---------- ----------------- ----------- --------- ------- -----------
3

-------- ----------------- -------------- --------------- ---------- ----------------- ----------- --------- ------- -----------
4

-------- ----------------- -------------- --------------- ---------- ----------------- ----------- --------- ------- -----------
5

-------- ----------------- -------------- --------------- ---------- ----------------- ----------- --------- ------- -----------

I hereby undertake that I do not have any access or have not received any "Price Sensitive Information" up to the time of signing the undertaking.

I also hereby undertake that if after the signing of the undertaking but before the execution of the transaction I have access to or receive "Price Sensitive Information" I shall inform the Compliance officer of the change in his position and that I will completely refrain from dealing in the securities of the client company till the time such information becomes public.


I have not contravened the code of conduct for prevention of insider trading as specified by Fidelity Fund Management Private Limited from time to time.


I have made a full and true disclosure while making the requisition.

I have not indulged in front running or self dealing either directly or indirectly, whether alone or in concert with another person.



Place:                                                      Approved/Disapproved



Signature of employee                            Signature of Compliance Officer



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                                                                     APPENDIX II

                     STATEMENT OF TRANSACTION IN SECURITIES

Date:                                                Corp ID:

Name of the Employee:                                Location:

Name of Depository/ies:

--------------- --------------- --------------- ------------ ----------- --------------- ---------- -------- ------- ------- -------
DATE OF         NAME OF THE     RELATION WITH   BROKER NAME  BROKER      NAME OF THE     TYPE OF    BUY /    QTY     RATE    AMT
TRANSACTION     PROPOSED        THE EMPLOYEE                 A/C NO.     COMPANY         SECURITY   SELL             PER
                INVESTOR                                                                                             UNIT
--------------- --------------- --------------- ------------ ----------- --------------- ---------- -------- ------- ------- -------


--------------- --------------- --------------- ------------ ----------- --------------- ---------- -------- ------- ------- -------


--------------- --------------- --------------- ------------ ----------- --------------- ---------- -------- ------- ------- -------


--------------- --------------- --------------- ------------ ----------- --------------- ---------- -------- ------- ------- -------


--------------- --------------- --------------- ------------ ----------- --------------- ---------- -------- ------- ------- -------


I hereby certify that:

     1. The above is correct and complete and inclusive of all the transactions carried out by me in my name, or in my capacity as member of an HUF, or through or jointly with my dependant relatives

     2. The transactions pertaining to the Schemes/Plans of Fidelity Mutual Fund above are not based on any prior knowledge of any one or more of the following:

          o likelihood of a change in the investment objectives of the Fund concerned and this has not been communicated to the investors;

          o likelihood of a rights/bonus issue in the Fund concerned, and this has not been communicated to the investors;

          o the Fund concerned is contemplating to issue dividend to the unit holders and this has not been communicated to Page 7 of 8the investors;

          o likelihood of a change in the accounting policy, or a significant change in the valuation of any asset, or class of assets, and the same has not been communicated to the investors;

          o likelihood of conversion of a close ended scheme to an open ended scheme and vice versa and this has not been communicated to the investors.

3.        The transactions in securities are :

          o not based on any prior knowledge of any intention of transaction in those securities by any of the Schemes of Fidelity Mutual Fund;

          o not based on any price sensitive information to which I have access by virtue of my office



Place:                                                    Signature of employee


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THE STRUCTURE OF THE CODE

----------------------- --------------------------------------------------------

      MAIN BODY         THIS CONTAINS THE MAIN BODY OF THE CODE AND APPLIES TO
                        ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 2 CONTAINS THE GENERAL ADMINISTRATIVE PROCEDURES FOR THE CODE AS WELL AS THE RULES ON GIFTS AND HOSPITALITY AND AGAIN APPLIES TO ALL FIDELITY EMPLOYEES

----------------------- --------------------------------------------------------

        PART 3          CONTAINS THE SPECIAL SUPPLEMENTS FOR SPECIFIC COUNTRIES

----------------------- --------------------------------------------------------

        PART 4          APPENDICES


----------------------- --------------------------------------------------------

      THE FORMS         A FULL SET OF ALL THE FORMS YOU MAY NEED

----------------------- --------------------------------------------------------


                  CONTENTS

                  PART 4



                  A. Compliance Department Contact Details


                  B. When the Code applies to someone other than you


                  C. Special rules for Director of Fidelity Funds

                  D. This appendix is intentionally not in use

                  E. Statement of Inside Information Policy

                  F. This appendix is intentionally not in use

                  G. This appendix is intentionally not in use

                  H. Circumstances in which Special Approvals can be Obtained for Exceptions to the Code


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                                                                      APPENDIX A


          COMPLIANCE DEPARTMENT CONTACT AND PRE-CLEARANCE AREA DETAILS

                          GENERAL QUERIES AND PROBLEMS

UK                      CONTINENTAL EUROPE     INDIA AMC         HONG KONG / AUSTRALIA   JAPAN                    BERMUDA
                                                                 / KOREA / TAIWAN /
                                                                 S'PORE
e-mail                  GERMANY:               Hemang Bakshi     Janet Nyaw              Shintaro Nonaka (FIJ)    Jennifer Faria
"UK - Code of Ethics"   Martin Peter           8 779 4040        8 777 2864              8 775 6276               8 765 7351
                        8 747 535
                        FRANCE:                                  Cecilia Hu              Yoko Konno (Fidelity     Stacey Raynor
                        Veronique Jouve                          (Taiwan SITE)           Securities K.K.)         8 765 7231
                        8 744 3531                               8 776 1587              8 775 5017
                        LUXEMBOURG:
                        Thea Hansen
                        8 743 2286

                        Rest:
                        e-mail
                        "UK - Code of Ethics"


                                  PRECLEARANCE

UK / CONTINENTAL EUROPE             INDIA AMC / HONG KONG / AUSTRALIA   JAPAN                         BERMUDA
                                    / KOREA / TAIWAN / SINGAPORE

ONLINE PRE-CLEARANCE:               e-mail "Asia Preclearance" for      e-mail                        ONLINE PRE-CLEARANCE:
HTTP://WWW.THESOURCE.UK.FID-        HongPKong/AAustralia/ Korea/        "Japan Preclearance"          HTTP://WWW.THESOURCE.UK.
INTL.COM                            India AMC/ Taiwan SICE/ Taiwan                                    FID-INTL.COM/FILPRECLEAR/
                                    FIST*

INVESTMENT COMPLIANCE HOTLINE:                                                                        BERMUDA PRE-CLEARANCE:
8 727 4600 or e-mail "UK - Code     *FIST employees must follow                                       8 765 7285
of Ethics"                          Supplement 4 before e-mailing                                     (441 297 7285) or   e-mail "US
                                    "Asia Preclearance"                                               Preclearance"
(for US and Canadian
stocks 5pm - 9pm:
001 441 297 7285)                   e-mail Cecilia Hu for Taiwan SITE
                                    before e-mailing "Asia
                                    Preclearance"


                               INSIDE INFORMATION

Trelawny Williams                   Samantha Miller                     Investment Compliance (FIJ)   Jennifer Faria
8 727 4873                          8 777 2862                          8 775 9483                    8 765 7351
                                                                        8 775 9489
Agus Bogle                                                                                            Paul Naylor
8 727 4622                                                              Legal Compliance (Fidelity    8 765 7260
                                                                        Securities K.K.)
Sarah Haycock                                                           8 775 5016
8 727 4314                                                              8 775 5017

Lori Blackwood
8 727 4568

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                                                                      APPENDIX B


WHEN THE CODE APPLIES TO SOMEONE OTHER THAN YOU ("BENEFICIAL INTEREST")

THIS IS A DIFFICULT AND SENSITIVE AREA OF THE CODE. FIDELITY IS CONCERNED NOT ONLY THAT YOU OBSERVE THE REQUIREMENTS OF THE CODE, BUT ALSO THOSE IN WHOSE AFFAIRS YOU ARE ACTIVELY INVOLVED. IT MEANS THAT THE CODE CAN APPLY TO ASSETS OVER WHICH YOU HAVE CONTROL OR INFLUENCE - FOR EXAMPLE ADVISING OR INSTRUCTING YOUR DOMESTIC PARTNER ON WHAT INVESTMENTS TO BUY OR SELL.

FIDELITY WILL EXTEND ITS REQUIREMENTS ONLY AS FAR AS IT BELIEVES IS NECESSARY TO PROTECT THE INTERESTS OF ITS CUSTOMERS. IF YOU HAVE ANY DOUBTS AS TO WHETHER ANOTHER PERSON IS CAUGHT BY THE CODE, TALK TO YOUR LOCAL COMPLIANCE DEPARTMENT (SEE APPENDIX A).


2.       AFFECTED SECURITIES

     The following will usually be regarded as securities in which you have a beneficial interest if you either instruct, advise on, or have authority on an account not in your name:

     A) SECURITIES HELD BY MEMBERS OF YOUR IMMEDIATE FAMILY.

         As a general rule, a person is the beneficial owner of securities held directly or indirectly by any of the following:

         o    Your spouse, or a domestic partner who shares your household

         o Any immediate family member who shares your household and who is either under 18 or is supported financially by you

         o Anyone who is related to you in any of the following ways, whether by blood, adoption, or marriage:

              o    Children, stepchildren and grandchildren

              o    Parents, step-parents and grandparents

              o    Siblings

              o    Parents-, children-, or siblings-in-law

         o Anyone else who has been told by Compliance that he or she is a beneficial owner

     One family member shall not be deemed to be the beneficial owner of securities held by another family member sharing the same household if the latter is emancipated and self-supporting.


     B) SECURITIES HELD BY A COMPANY OR SIMILAR ENTITY:

         If you own shares in a company or similar entity; AND

o        you are a controlling shareholder; OR
o        you have input to the management of its investment portfolio;

         THEN that company's or entity's trading is covered by the Code.

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         C)   SECURITIES HELD IN A TRUST:

              (i) IF YOU ARE A BENEFICIARY Trading by the trust is covered by the Code ONLY if you have a say in how the securities are invested. This includes securities within a retirement or pension plan the legal form of which is a trust and in which you are a beneficiary.

              (ii)  IF YOU ARE A TRUSTEE

              Trading by the trust is covered by the Code ONLY if any one of the beneficiaries is a member of your immediate family.

              (iii) IF YOU ARE THE SETTLOR (AND NOT A TRUSTEE) Trading by the
                    Trust is covered by the Code ONLY if you can revoke the trust unilaterally OR if you are involved in deciding how the securities are invested.


3.       WHAT MUST BE COMPLIED WITH

         If someone other than you is caught by the Code, then he or she must comply with the following:

         o    They will have the same category as you - see Section 2

         o    They must follow the Basic Rules - see Section 3

         o    Their accounts must meet the Approved Broker rules - see Section 4

         o The Code covers any trade as if it was yours -see Section 5 (Which trades are subject to the Code) -see Section 6 (Trades which are not allowed) -see Section 7 (Trades which need special permission) -see Section 8 (Times when you are not allowed to trade) -see
              Section 9 (How to trade)

         o They should not trade when you or they have inside information (Part 2, Section 1).

         o    They must follow any applicable supplement (Part 3).

         They are NOT covered by the Gifts and Hospitality rules (Part 2, Section 2), or the rules on Outside Activities and Directorships (Part 2, Section 3) unless they are themselves Fidelity employees.


                                                                              67

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EXAMPLES OF BENEFICIAL INTEREST

SECURITIES HELD BY MEMBERS OF YOUR IMMEDIATE FAMILY:

>>   EXAMPLE A
     Peter and Mary are married. Although Mary has an independent source of income and keeps her money separate from that of her husband, Peter contributes to the maintenance of the family home. They have the same financial adviser. Since Peter and Mary's resources are clearly significantly directed towards their common property, they will be deemed to be beneficial owners of each other's securities.

>>   EXAMPLE B
     Jack and Jill are separated and have filed for divorce. Neither party contributes to the support of the other. Jack has no control over the financial affairs of his wife. Neither Jack nor Jill is a beneficial owner of the other's securities.

>>   EXAMPLE C
     Phil's adult son Zach lives in Phil's home. Zach is self-supporting and contributes to household expenses. Phil is not a beneficial owner of Zach's securities.

>>   EXAMPLE D
     David's mother Amelia lives alone and is financially independent. David has power of attorney over his mother's estate, pays all her bills and manages her investment affairs. David is also a significant heir of Amelia's estate. David is a beneficial owner of Amelia's securities.

>>   EXAMPLE E
     Chris has lived together with Pat for three years. They are not married. Chris and Pat share the household expenses but they maintain separate bank accounts. Pat owns a car, and both Pat and Chris use the car. Pat also has a brokerage account and holds securities and trades through this account.

     With common law relationships it is not always simple to determine whether one person has a beneficial interest in the other's assets. In this case it is likely that Chris does have a beneficial interest in Pat's brokerage account. The situation would be clearer, if Chris owned the house, and both Chris and Pat contributed to mortgage loan repayments. In this case there would almost certainly be a relationship of beneficial interest between Chris and Pat. If Chris and Pat are renting the house, and both are paying a portion of the rent, this is also a strong indication of a beneficial interest. However, if Chris and Pat are simply sharing a flat, even though they may be sharing the cost of running the house, they will probably not be regarded as having a beneficial interest in each other's assets.


SECURITIES HELD BY A COMPANY:
>>   EXAMPLE A

     A holding company has 5 shareholders. An individual owns 30% of the shares but does not have or share investment control in the company. Even though the individual does not share investment control, because he has a controlling interest in the company he will be presumed to have beneficial ownership of the securities owned by the holding company.


SECURITIES HELD IN TRUST:
>>   EXAMPLE A

     An individual is trustee of a trust created for her two minor children. When both of the individual's children reach 21, each will receive an equal share of the trust. The trustee is a beneficial owner of the securities in the trust.

--------------------------------------------------------------------------------

      IF YOU ARE IN ANY DOUBT ABOUT YOUR OWN SITUATION YOU SHOULD REFER THE
              FACTS TO YOUR LOCAL ETHICS OFFICER (SEE APPENDIX A).

--------------------------------------------------------------------------------

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                                                                      APPENDIX C


SPECIAL RULES FOR DIRECTORS OF FIDELITY FUNDS AND INVESTMENT ADVISORS


Date:

Fidelity International Limited
Pembroke Hall
42 Crow Lane
P.O. Box HM 670 Hamilton HM CX Bermuda

Attention:        The Ethics Officer

Dear Sir,

FIDELITY INVESTMENTS CODE OF ETHICS FOR 2006

I refer to Fidelity's Code of Ethics dated February 2006 (the "Code"), a copy of which I have received, and acknowledge that the Code applies to me as a Fidelity Director and that this letter forms a part of the Code.

I declare that I have elected to receive no daily reports with respect to any Fidelity fund and have further elected to have no access to any internal Fidelity information system (e.g., BONDVIEW; OVERVIEW; INVIEW, INVEST1, GAMBIT, EOMS, etc.). However, should I deem it necessary or expedient in respect of my role as a director to require such information I will advise the Head of the Bermuda Office immediately and accept that my Non-Access status may need to be re-apprised. Furthermore, I confirm that if I am in receipt of current portfolio information, I will pre-clear any related transactions within sixty days of the date in which I received the information.

Consequently I request you to confirm that I will be designated as a Non-Access Director under the provisions of the Code, and, accordingly, that I will be exempt from the requirements set out in Sections 3 to 9 of the Code. I understand that the general provisions of the Code shall continue to apply to me. If either of the declarations made above changes at any time I shall notify you immediately.

I understand that Fidelity may need, in the best interests of the fund or company of which I am a director, to impose conditions that are consistent with the provisions of the Code upon my personal account trading. I agree to comply with such conditions that are notified to me in writing from time to time.

Please confirm your understanding of the above by signing and returning to me the enclosed copy of this letter.

Yours faithfully


By:      __________________________________ Date:
Name:    (Please print)
Title:   Director

                                                      I confirm that you shall
                                                      be designated as a
                                                      Non-Access Director under
                                                      Fidelity's Code of Ethics,
                                                      effective fifteen days
                                                      from the date of this
                                                       letter.


                                                   By:    _____________________
                                                   Title: Head of Bermuda Office




                                                                              69

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                                                                      APPENDIX D



















                    THIS APPENDIX IS INTENTIONALLY NOT IN USE













68

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                                                                      APPENDIX E

STATEMENT OF INSIDE INFORMATION POLICY


1.       INTRODUCTION

         1.1 It has long been Fidelity's policy that no employee should knowingly trade in securities on the basis of non-public price-sensitive information - "insider trading".

         1.2 The restrictions and procedures set out in this Statement form part of the Code of Ethics and must be followed by all Fidelity employees.

2.       WHAT IS "INSIDE INFORMATION"?

         2.1      Inside Information is information which is:

                  o specific and precise; and o relates to a security or an issue of security; and

                  o   is not public; and

                  o if it were made public could have a material effect on the price of the security.

         2.2      Examples of Inside Information would be:

                  o    take-over or merger
                  o    restructuring
                  o    new appointments (e.g. new Chief Executive)
                  o    debt or credit information
                  o    business plans or projections
                  o    new products
                  o    new contracts

2.3 You must be careful and understand that Inside Information on one company can also be Inside Information on another company. For example, the news that Company A has won a contract may mean that Company B has lost it.

3.       WHAT IS "INSIDER TRADING"

         3.1      Insider Trading happens when a person who has Inside
                  Information:

                  o   trades in securities which the information affects; or

                  o   encourages someone else to trade in such securities, or

                  o gives the information to someone else except as set out in this Statement.

         3.2 It does not matter if you trade in a share, a bond, an option or any other form of security. If the price can be affected by Inside Information then this is still Insider Trading.


         3.3 Insider Trading is a CRIMINAL OFFENCE by an individual - not by Fidelity. It can lead to both an unlimited fine and imprisonment of up to 7 years or more in some countries. Many of our regulators also have powers to fine, suspend from duty and ban from the industry those who have been involved in Insider Trading. It will also lead to dismissal from Fidelity.

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4.       WHEN IS INFORMATION "PUBLIC"?

         4.1      Information is only regarded as public if it:

                  o is published in accordance with the rules of the market on which the security is listed or quoted

                  o    is in statutory records which are open to inspection

                  o can readily be obtained by those likely to trade in the security

                  o    can be derived from information already made public

         4.2. Therefore it is sensible to assume that any information you receive from a client is not public until it is published in a company announcement or press release.

         4.3. If you are in any doubt, consult your local Legal or Compliance Department (see APPENDIX A).

5.       EDUCATION AND TRAINING

         5.1 INITIAL REVIEW All employees on joining will receive a copy of the Code of Ethics. In completing and submitting the online Annual Code of Ethics Acknowledgement Form they confirm that they understand that they must follow the Code.

         5.2      ANNUAL REVIEW
                  All Investment Professionals attend a mandatory annual education programme on the Code of Ethics.

         5.3      OTHER
                  The need for any further training or education will be reviewed regularly, and further training may be offered.

6.       THE PROCEDURE TO BE FOLLOWED

         6.1 When you receive Inside Information (or what you think may be Inside Information)

                  o DO NOT TRADE FOR YOURSELF OR ANY FIDELITY FUND OR ACCOUNT

                  o DO NOT TELL COLLEAGUES

                  o CONTACT THE LEGAL OR LOCAL COMPLIANCE DEPARTMENT IMMEDIATELY

                  If you are not sure if you have Inside Information you must still treat it as Inside Information until you get clearance from the Legal or local Compliance Department.

         6.2 You must straightaway complete an Inside Information Notification Form (Form E). This must be sent to your local Compliance contact in a SEALED envelope marked "Highly Confidential".

         6.3 If you believe that there is a good reason to advise colleagues of the inside information you must first obtain the permission of your local Chief Investment Officer or Head of Research. TRADERS MUST NEVER BE GIVEN INSIDE INFORMATION.

         6.4 When the information has been made public you must immediately advise the local Compliance Department.

--------------------------------------------------------------------------------
      NOTE: TO AVOID INSIDER TRADING WE WILL PLACE CERTAIN CONTROLS WITHIN FIDELITY'S TRADING SYSTEM WHICH, TOGETHER WITH THIS PROCEDURE, PLACES
      A CHINESE WALL AROUND THE INSIDE INFORMATION. IF COMPLIANCE IS NOT
      ADVISED IMMEDIATELY THAT INFORMATION HAS BEEN MADE PUBLIC THEN
      TRADING COULD BE BLOCKED WHEN THERE IS NO NEED.
--------------------------------------------------------------------------------


         6.5 All transactions in securities where someone in Fidelity has Inside Information are reviewed - both personal trades, and trades for Fidelity Funds and accounts. If we suspect that Insider Trading may have taken place, a special review of transactions will be done.

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                                                                      APPENDIX F














                    THIS APPENDIX IS INTENTIONALLY NOT IN USE










                                                                              71

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                                                                      APPENDIX G






















                    THIS APPENDIX IS INTENTIONALLY NOT IN USE







72

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                                                                      APPENDIX H

CIRCUMSTANCES IN WHICH SPECIAL APPROVALS CAN BE OBTAINED FOR EXCEPTIONS TO THE CODE

You should note that even if your circumstances fall within one of the categories described below, you must still obtain prior approval from your local Ethics Officer to engage in the activity. You should review the relevant Code provisions and talk to your local Compliance contact should you have any questions. You may seek approval by submitting the Approval Request form through your local Ethics Officer.

THE PROCESSING OF SPECIAL APPROVAL REQUESTS BY COMPLIANCE NORMALLY TAKES FIVE BUSINESS DAYS.

1. BROKER WILL NOT AGREE TO PROVIDE DUPLICATE REPORTING (SECTION 4): You may apply for special approval to sell shares. It is unlikely that the EOG will agree to opening new positions with brokers who do not agree to provide the Ethics Office with duplicate reporting.

2. INITIAL PUBLIC OFFERINGS (SECTION 7.1): You may participate in an IPO if your situation falls within one of the circumstances described below and you have obtained prior written approval from your local Compliance Department.

         2.1 The IPO securities are offered to you as a result of an existing equity or bond position in the company offering the securities.

         2.2 The IPO securities are offered to you as a result of your prior position as an insurance policyholder of, or depositor of, a company converting from mutual to stock form.

         2.3 The IPO securities are offered to your spouse as a result of your spouse's (or other person in whose affairs you are deemed to have a beneficial interest) employment by the company offering the securities.

              PLEASE PROVIDE: A COPY OF THE PRELIMINARY PROSPECTUS, PROOF OF THE SPOUSE'S EMPLOYMENT, DATE OF PROPOSED IPO, NAME OF BROKERAGE FIRM THROUGH WHICH THE SHARES WILL BE PURCHASED AND A LETTER FROM THE EMPLOYEE'S MANAGER STATING THAT HE/SHE IS AWARE THAT THE EMPLOYEE WILL BE PARTICIPATING AND THAT THERE IS NO CONFLICT BETWEEN THE EMPLOYEE'S PARTICIPATION AND THEIR POSITION AT FIDELITY.

         2.4 The IPO securities are offered to you as a result of a conversion of an organisation where you maintain a customer account. It should be noted that in order to participate in the IPO, your customer history with that organisation must be greater than one year.

              PLEASE PROVIDE: A COPY OF THE PRELIMINARY PROSPECTUS, PROOF OF DEPOSITORY HISTORY FROM THE BANK, DATE OF PROPOSED IPO, AND A LETTER FROM THE EMPLOYEE'S MANAGER STATING THAT HE/SHE IS AWARE THAT THE EMPLOYEE WILL BE PARTICIPATING AND THAT THERE IS NO CONFLICT BETWEEN THE EMPLOYEE'S PARTICIPATION AND THEIR POSITION AT FIDELITY.

3. DISCRETIONARY AUTHORIZATION (SECTION 6.13): You may exercise discretion over a non-beneficially owned account if you meet the circumstances described below and you have obtained prior written approval from your local Compliance Department. Provided:

         o    A family member is the beneficial owner of the account,

         o    you are not the beneficial owner of the account, and

         o you and the account owner agree to comply with all of the other provisions of this Code.

          Additional restrictions apply if you are employed by or registered with a Fidelity registered broker-dealer.

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4.       PRE-CLEARANCE (SECTION 9.1): You may request an exception to the pre-clearance requirement if you meet the circumstances described below and you have obtained prior written approval from your local Compliance Department.


         4.1 Your spouse wishes to participate in his/her employer's share or option savings plan (in which s/he saves a fixed dollar amount per pay period that is used to purchase shares of the employer's stock at a pre-determined future date) and there is no discretion as to the timing of the purchase.

         4.2 You wish to enter into a monthly savings plan in respect of a regulated or listed closed-end fund and you have no discretion as to when the monthly subscription amounts are used to purchase shares.

         4.3 Your account, or an account that is beneficially-owned, is subject to an investment management agreement with an investment advisor, and you have no trading discretion over the investments made in the subject account.

         4.4 Your local Compliance contact has repeatedly rejected your pre-clearance request and you can demonstrate the rejection is causing significant hardship.

5. PRE-CLEARANCE VALID ONLY FOR THE DAY ON WHICH IT IS GRANTED (SECTION 9.2): You may request an exception to this requirement if you meet the circumstances described below and you have obtained prior written approval from your local Compliance Department.


         5.1 You wish to purchase/sell a security that is very illiquid resulting in you being unable to execute the trade on the same day pre-clearance approval is obtained.

         5.2 The purchase or sale has to be instructed in writing and you have no prior knowledge or control over the date of when the transaction will be undertaken.

         5.3 You wish to sell an odd lot sized securities holding that cannot be executed on the same day pre-clearance approval is obtained.

6. SURRENDER OF SHORT-TERM TRADING PROFITS (SECTION 8.7): You may not be required to surrender your short-term trading profits if you fall within the circumstance described below and you have obtained prior approval from your local Compliance Department.

         6.1 You are harvesting a tax loss but are blocked from selling due to a personal purchase within the most recent 60-day period, there has been no significant fund trading in the target security within the most recent 60-day period and the transaction would otherwise be approved based on the normal pre-clearance procedure.

                 FOR EXAMPLE, IF YOU PURCHASED 100 SHARES ON JANUARY 1 AT $20, PURCHASED AN ADDITIONAL 100 SHARES ON JULY 1 FOR $10, AND WANT TO SELL 100 SHARES ON AUGUST 1 FOR $15, AN EXEMPTION COULD BE CONSIDERED.


         6.2 You are selling and then buying back the same security to take advantage of a tax allowance within a particular fiscal year that would otherwise be lost. The approval is limited to the amount of the tax allowance being utilised with any excess being subject to surrender

                 FOR EXAMPLE, IF YOU SELL 100 SHARES AND REALISE A PROFIT OF $7,000 WHICH IS COVERED BY AN ANNUAL CAPITAL GAINS ALLOWANCE, AND THEN BUY BACK THE SAME SECURITY, AN EXEMPTION WOULD BE CONSIDERED.


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                                                                         FORM A




ANNUAL CODE OF ETHICS ACKNOWLEDGEMENT - CODE OF ETHICS 2006


o THIS FORM MUST BE COMPLETED BY ALL EMPLOYEES (AND CONTRACTORS / CONSULTANTS / AGENCY TEMPS AS NOTIFIED BY COMPLIANCE)

NEW STARTERS MUST RETURN THIS FORM TO HR WITHIN TEN DAYS OF JOINING FIDELITY

EXISTING EMPLOYEES, CONTRACTORS, CONSULTANTS OR AGENCY TEMPS MUST RETURN THIS FORM TO COMPLIANCE BY 28 JANUARY UNLESS OTHERWISE NOTIFIED

ALL PAGES OF THE FORM MUST BE COMPLETED. FORMS WILL NOT BE ACCEPTED BY COMPLIANCE WITHOUT ALL REQUIRED INFORMATION.

         CORRECT COMPLETION OF THIS FORM IS A REQUIREMENT OF THE CODE OF
             ETHICS AND A CONDITION OF YOUR EMPLOYMENT WITH FIDELITY

Forms should be returned as follows:

UK AND INDIA            The Compliance Officer,Ethics Compliance Group, Fidelity
                        Investments,Oakhill House, 130 Tonbridge Road,
                        Hildenborough, Kent TN11 9DZ Mail Zone: XH2

FRANCE The Compliance Officer,Ethics Compliance Group,Fidelity Investissements SAS, Washington Plaza, 29 rue de Berri, Paris 75008, Mail Zone: XF

GERMANY The Compliance Officer, Ethics Compliance Group, Fidelity Investment Services GmbH, Kastanienhoehe 1, D-61476 Kronberg im Taunus, Germany, Mail Zone: XG

REST OF EUROPE          The Compliance Officer,Ethics Compliance Group, Fidelity
                        Investments, 3rd Floor, Kansallis House, Place de
                        L'Etoile, BP 2174, L-1021, Luxembourg, Mail Zone: XX

HONG KONG               The Compliance Officer, Ethics Compliance Group,
                        Fidelity Investments, 17th Floor, One International
                        Finance Centre, 1 Harbour View Street, Central, Hong
                        Kong, Mail Zone: XHK

TAIWAN (FIST)           The Compliance Officer, Ethics Compliance Group,
TAIWAN (SICE)           Fidelity Investments (Taiwan) Limited ("SICE"), Taipei
                        Metro, 10th Floor, 207, Tun-Hwa S. Road, Sec 2, Taipei
                        106, Taiwan, Republic of China, Mail Zone: XW

TAIWAN (SITE)           The Compliance Officer, Ethics Compliance Group,
                        Fidelity Investments Securities Investment Trust Co. Ltd
                        ("SITE"), Taipei Metro, 15th Floor, 207, Tun-Hwa S.
                        Road, Sec 2, Taipei 106, Taiwan, Republic of China Mail
                        Zone: XW

JAPAN The Compliance Officer, Ethics Compliance Group, Fidelity Investments, Shiroyama Trust Tower, 3-1 Toranomon 4-chome, Minato-ku, Tokyo, 105-6019, Japan, Mail Zone: XJS

BERMUDA The Compliance Officer, Ethics Compliance Group, Fidelity Investments, Pembroke Hall, 42 Crow Lane, P O Box 670, Hamilton HM CX, Bermuda, Mail Zone: XB


                                                                              75

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                      ANNUAL CODE OF ETHICS ACKNOWLEDGEMENT


--------------------------------------------------------------------------------

       TO BE COMPLETED BY ALL EMPLOYEES (and also CONTRACTORS, CONSULTANTS and AGENCY TEMPS as notified by Compliance)

--------------------------------------------------------------------------------

A
          (TICK ONE BOX ONLY)
          I have no Brokerage Accounts held in my              Listed on page 3 are all Brokerage
          name or in which I have a beneficial                 Accounts held in my  name or in which
          I interest. (see Appendix B) have a                  beneficial interest.
B
          (TICK ONE BOX ONLY)
          Neither I nor anyone in whose affairs I              Listed on page 3 are all accounts with
          have a beneficial interest hold accounts             shares of Fidelity Funds held in my name
          with shares of Fidelity Funds.                       or in which I have a beneficial interest.
C
          (TICK ONE BOX ONLY)
          Neither I nor anyone in whose affairs I             Listed on page 3 are all multi-purpose
          have a beneficial interest hold a                   bank accounts held in my name or in which
          multi-purpose bank account (i.e. one                I have a beneficial interest.
          which can be used to trade Reportable
          Securities).

D
          (TICK ONE BOX ONLY)
          I have no outside interests which need              I have such an outside interest and have
          to be disclosed under Part 2 Section 3.1            reported it in Form C.
          of the Code.                                        (HTTP://DOCUSHARE.FMR.COM/DSCGI/DS.PY/GET/FILE-
                                                              26698/APPENDIX-H-C.DOC)
E
          (TICK ONE BOX ONLY)
          Neither I nor anyone in whose affairs I             I own or have a beneficial interest in
          have a beneficial interest have holdings            Reportable Securities which are not held
          of Reportable Securities which are not              in a Brokerage Account. These are listed
          held in a Brokerage Account.                        on page 5.

--------------------------------------------------------------------------------

       TO BE COMPLETED BY ALL SENIOR EXECUTIVES, INVESTMENT PROFESSIONALS
                AND PERSONNEL SUBJECT TO SUPPLEMENT 10 OF PART 3

--------------------------------------------------------------------------------

F
          (TICK ONE BOX ONLY)
          Neither I nor anyone in whose affairs I             Listed on page 5 are all Reportable
          have a beneficial interest have holdings            Securities held by me (or in which I have
          of Reportable Securities which are held             a beneficial interest) in such accounts
          in a Brokerage Account.                             as at December 31st.  For new employees,
                                                              the date must be within the last thirty
                                                              days.
G
          (TICK ONE BOX ONLY)
          I have no external directorships.                   I have an external directorship and have
                                                              reported it in Form C.
                                                              (HTTP://DOCUSHARE.FMR.COM/DSCGI/DS.PY/GET/FILE-
                                                              26698/APPENDIX-H-C.DOC)

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ANNUAL CODE OF ETHICS ACKNOWLEDGEMENT - SUPPLEMENTARY INFORMATION

--------------------------------------------------------------------------------

DETAILS OF ACCOUNTS
--------------------------------------------------------------------------------

1. TO BE COMPLETED BY ALL EMPLOYEES (Contractors, Consultants and Agency Temps as notified by Compliance) WHO HAVE BROKERAGE ACCOUNTS, ACCOUNTS WITH SHARES OF FIDELITY FUNDS AND MULTI PURPOSE BANK ACCOUNTS. All information is to be provided.

2. All Brokerage Accounts that have the ability to trade in or hold Reportable Securities must be disclosed below. This includes accounts of your spouse, minor children, or any other account in which you have investment control and/or an economic interest. See Appendix B of the Code of Ethics for more specific information about beneficial ownership.

     BROKERAGE ACCOUNT DEFINITION:
     A Brokerage Account is an account which has the capacity to trade Reportable Securities. As well as traditional stockbroker accounts this includes registrar accounts, nominee accounts, accounts at investment trust providers, PEP and ISA accounts, dematerialized accounts, pension, Child Trust Fund (CTF) accounts, and any other account which has trading functionality. Accounts restricted to trading only shares of open-ended funds are not considered brokerage accounts. See Appendix B of the Code of Ethics for more specific information about beneficial ownership.

3. All accounts with shares of Fidelity Funds (both open and closed end funds), including accounts held at Fidelity or FundsNetwork, must also be disclosed below. This includes wrapped accounts, such as PEP, ISA, pension and PEA accounts which hold Fidelity Funds, but not including your Fidelity pension scheme account.

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

NAME ON THE ACCOUNT     NAME AND ADDRESS OF           ACCOUNT NUMBER     ACCOUNT TYPE     ACCOUNT OWNER'S        DOES THIS
(PLEASE PRINT)          BROKERAGE FIRM                                 (E.G. BROKERAGE,   RELATIONSHIP TO       ACCOUNT ONLY
                       (PLEASE PRINT)                                   MULTI PURPOSE,    FIDELITY EMPLOYEE    HOLD SHARES OF
                                                                        HOLDS FID FUNDS   (IF BENEFICIALLY      NON-FIDELITY
                                                                            ETC.)          OWNED ACCOUNT)           FUNDS?
----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------

----------------------- ---------------------------- ----------------- ------------------ ------------------- -----------------


--------------------------------------------------------------------------------
   BROKERAGE ACCOUNT:
   You must ensure that you have arranged for duplicate reporting to be sent directly from the broker to your local Compliance Department for all Brokerage Accounts disclosed above

   MULTI PURPOSE BANK ACCOUNT:
   If you hold or trade Reportable Securities in the multi-purpose bank account(s) disclosed, you are required to arrange for duplicate reporting to be sent directly from the bank or institution to your local Compliance Department.

--------------------------------------------------------------------------------

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ANNUAL CODE OF ETHICS ACKNOWLEDGEMENT - SUPPLEMENTARY INFORMATION

--------------------------------------------------------------------------------

DETAILS OF HOLDINGS
--------------------------------------------------------------------------------

     1.   To be completed by ALL EMPLOYEES for Reportable Securities (see
          Section 4 of the Main Body of the Code) held OUTSIDE A BROKERAGE ACCOUNT (such as securities held in scrip or certificate form). Securities in which you have a beneficial interest must also be reported below.

     2. In addition, this form is to be completed by SENIOR EXECUTIVES OR INVESTMENT PROFESSIONALS (or any other personnel, including contractors, consultants, and agency temps, as notified by Compliance) for Reportable Securities held WITHIN A BROKERAGE ACCOUNT. Securities in which you have a beneficial interest must also be reported below.

     3. Only REPORTABLE SECURITIES need to be disclosed. For a definition of a Reportable Security, please refer to section 5 of Part 1 of the Code (HTTP://DOCUSHARE.FMR.COM/DSCGI/DS.PY/GET/FILE-26679/SECTION_I-3.DOC).
          This includes securities held through a Dividend Reinvestment Program ("DRIP") or an Employee Stock Purchase Plan. Employees who hold shares or units in Fidelity Funds at Fidelity or FundsNetwork do not have to report their holdings in these Funds below.

     NOTE: YOU MAY ATTACH A STATEMENT FROM YOUR BROKER OR OTHER INSTITUTION IF
           IT CONTAINS A COMPLETE LIST OF HOLDINGS.

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

SECURITY NAME  (PLEASE PRINT)      SECURITY TYPE    QUANTITY   FIRM WHERE SECURITY IS HELD (IF          ACCOUNT
                                   (E.G. EQUITY,                         APPLICABLE)                   NUMBER (IF
                                    BOND, FUND)                                                       APPLICABLE)
--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

--------------------------------- ---------------- ----------- --------------------------------- -----------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS



                           DECLARATION - ALL EMPLOYEES


o I acknowledge receipt of the Code and understand that my personal transactions in both Reportable Securities (such as shares) and Non-Reportable Securities and my conduct are subject to it. I also understand that the Code applies to transactions in my own name, and those done through any nominee or omnibus account or other account in which I have a "beneficial interest". PLEASE SEE APPENDIX B OF THE CODE FOR WHAT IS A "BENEFICIAL INTEREST".
     (HTTP://DOCUSHARE.FMR.COM/DSCGI/DS.PY/GET/FILE-26715/APPENDIX_B.DOC).

o If I have been employed by or contracted to Fidelity during the previous calendar year I confirm that to the best of my knowledge I have complied with the Code of Ethics for that year during that period.

o I grant Fidelity the right to access at any time records relating to any brokerage accounts or other accounts in which I have a beneficial interest for transactions in reportable securities and Fidelity funds for the period of my employment or contract with Fidelity.

o I acknowledge that all such account records may be reviewed by Fidelity staff authorised by the Compliance Officer.

o I acknowledge that information provided to Fidelity for the purposes of the Code will be held on and processed by computer and retained in hard copy. It may be disclosed to other Fidelity companies and this may be done electronically. Pre-clearance and other calls may be recorded. Such information will be treated as confidential.






     ---------------------------                   -----------------------------
     NAME (PLEASE PRINT IN FULL)                   SIGNATURE



     A

     ---------------------------                   -----------------------------
     CORP ID (OR START DATE IF NEW EMPLOYEE)       OFFICE LOCATION




     ---------------------------                   -----------------------------
     JOB TITLE                                     DEPARTMENT




     ---------------------------                   -----------------------------
     DATE                                          INTERNAL TELEPHONE NUMBER








             PLEASE ENSURE YOU HAVE COMPLETED ALL PAGES OF THE FORM

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                          FORM B


QUARTERLY TRADE VERIFICATION - PART 1

FOR PERSONAL BROKERAGE ACCOUNT ACTIVITY DISCLOSED DURING THE PERIOD
[...........................] TO [................................]


EMPLOYEE NAME:                 EMPLOYEE CATEGORY
              -----------------                 ------------------------------

LOCATION:
            ------------------------------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------
                                      BROKER                                      SHARES/
DATE OF TRADE   BROKER/DEALER NAME    A/C NO.       SECURITY DESCRIPTION           UNITS       PRICE     BUY/SELL
--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

--------------- --------------------- ------------- ----------------------------- --------- ---------- -----------

Please note that "NIL" returns are required


NAME:                                 SIGNATURE:
      ------------------------------              ------------------------------

DATE:                                 CORP ID:
      ------------------------------              ------------------------------

                                     EXT NO:
                                                  ------------------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS


QUARTERLY TRADE VERIFICATION - PART 2 (COMPLETE ONLY IF NECESSARY)

DISCLOSURE OF NEW BROKERAGE ACCOUNTS OPENED DURING THE PERIOD
[...........................] TO [................................]


EMPLOYEE NAME:                            EMPLOYEE CATEGORY
               --------------------------                   --------------------

LOCATION:
               ------------------------------

----------------------------------- ------------------------ -------------------------------- --------------------

BROKER/DEALER NAME                  ACCOUNT NUMBER           ACCOUNT NAME                     DATE OPENED
----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

----------------------------------- ------------------------ -------------------------------- --------------------

Please note that "NIL" returns are not required. DO NOT COMPLETE AND RETURN PAGE 2 IF YOU HAVE NOT OPENED A BROKERAGE ACCOUNT DURING THE QUARTER.


NAME:                                 SIGNATURE:
      -----------------------                    -------------------------------

DATE:                                 CORP ID:
      -----------------------                    -------------------------------

                                      EXT NO:    -------------------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                          FORM C

                      THIS FORM MUST BE COMPLETED EACH YEAR

OUTSIDE ACTIVITY / DIRECTORSHIP DISCLOSURE

We do not believe that you should participate in activities/directorships outside of your employment or contract that affect or conflict with your work at Fidelity. If you engage in any outside activities or interests listed below, or any other activities outside of your employment or contract with Fidelity then please complete this form and submit it to the Compliance Department. Involvement in clearly or potentially conflicting activities would cover such areas as:

          |X|  involvement in a business that supplies goods to Fidelity;

          |X| the acceptance or holding of any position in a company, a partnership or membership of a committee (e.g. becoming a director, officer or trustee of an organisation or business);

          |X|  any activity which may involve remuneration being paid to you;

          |X|  any involvement in an outside business activity;

          |X|  any activity involving customers of Fidelity.

The above list is not exhaustive. If you are unsure if you need to disclose an outside activity or interest ask Compliance.

THIS FORM MUST BE SIGNED BY YOUR MANAGER AT THE TIME YOU TAKE ON AN OUTSIDE ACTIVITY OR DIRECTORSHIP OR IF THERE HAS BEEN A MATERIAL CHANGE IN THE ROLE OR THE NATURE OF THE COMMITMENT.

1.     NAME OF THE ACTIVITY/DIRECTORSHIP
       (PLEASE DELETE AS APPLICABLE):
       ---------------------------------------------




       ---------------------------------------------

       NATURE OF THE ACTIVITY /
       DIRECTORSHIP:

3.     AMOUNT OF TIME INVOLVED:
       ---------------------- ----------------------

       Evenings
       ---------------------- ----------------------
       Weekends
       ---------------------- ----------------------
       Other
       ---------------------- ----------------------


2.     DETAILS OF PARTIES INVOLVED

       -------------------------------------------







       -------------------------------------------






4. IF YOU ARE GOING TO BE PAID MORE THAN US$5,000 PA (OR EQUIVALENT) STATE HOW MUCH YOU WILL RECEIVE


       -------------------------------------------

[LOGO]                      FIDELITY'S CODE OF ETHICS



5.       WILL THE ACTIVITY INVOLVE:

                                                            ---------------------------------------------
                                                                       IF `YES' GIVE DETAILS
       --------------------------------- ------------------ ---------------------------------------------
        o       Fidelity customers           Yes / No
       --------------------------------- ------------------ ---------------------------------------------

       --------------------------------- ------------------ ---------------------------------------------
        o       Fidelity suppliers           Yes / No
       --------------------------------- ------------------ ---------------------------------------------

       --------------------------------- ------------------ ---------------------------------------------
        o       Fidelity employees           Yes / No
       --------------------------------- ------------------ ---------------------------------------------

       --------------------------------- ------------------ ---------------------------------------------

6.       WAS THE ACTIVITY TAKEN UP AT FIDELITY'S REQUEST:         YES        NO


   Name (print):                          Signature:
                ------------------------             ---------------------------

   Date:                                  Corp ID:      a
                ------------------------            ----------------------------

                                          Ext No:
                                                    ----------------------------



Approved by
Manager:        Name:               Signature:                     Date:
                     -------------            -------------------        -------



--------------------------------------------------------------------------------
INTERNAL USE ONLY:

Approved by
Compliance:     Name:               Signature:                     Date:
                     -------------            -------------------        -------

Employee
informed       Name:               Signature:                     Date:
                     -------------            -------------------        -------

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                          FORM D



PRIVATE PLACEMENT APPROVAL REQUEST

------ ------------------------------------------------------------ ---------------------------------------------
1. Name of Company in which you are intending to invest?
------ ------------------------------------------------------------ ---------------------------------------------
2. Is the investment arrangement organised as a U.S. "look          [ ]  NO
                                                                    ---- ----------------------------------------
       through" entity?                                             [ ]  YES  (Refer to Bermuda Compliance)
------ ------------------------------------------------------------ ---------------------------------------------
3. Nature of investment (e.g. stocks, loan notes)
------ ------------------------------------------------------------ ---------------------------------------------
4. Intended value of investment (in USD)
------ ------------------------------------------------------------ ---------------------------------------------
5. If you will be trading through a broker, which broker?
------ ------------------------------------------------------------ ---- ----------------------------------------
6. Does the company have publicly traded securities?                [ ]  NO
                                                                    ---- ----------------------------------------
                                                                    [ ]  YES (provide details)
                                                                    ---- ----------------------------------------

------ ------------------------------------------------------------ ---- ----------------------------------------
7. Do you believe the investment would be suitable for              [ ]  NO
                                                                    ---- ----------------------------------------
       Fidelity funds or accounts?                                  [ ]  YES
                                                                    ---- ----------------------------------------
       WHY?
       ------------------------------------------------------------ ---- ----------------------------------------

------ ------------------------------------------------------------ ---- ----------------------------------------
8. How did you become aware of the placement?                       [ ]  Personal Contact
                                                                    ---- ----------------------------------------
                                                                    [ ]  Investment publication
                                                                    ---- ----------------------------------------
                                                                    [ ]  Internet
                                                                    ---- ----------------------------------------
                                                                    [ ]  Other (please specify)
                                                                    ---- ----------------------------------------


------ ------------------------------------------------------------ ---------------------------------------------
9. If you became aware via a personal contact
                                                                    ---------------------------------------------
>>     >>       what is his/her relationship to the company?

                                                                    ---------------------------------------------
>>     >>       if he/she is being retained by a firm in this
             role, which firm
                                                                    ---------------------------------------------
>>     >>       does this person or firm have a relationship with
             Fidelity or its clients of which you are aware?        [ ]  NO        [ ]   YES (provide details)
                                                                    ----           ----- ------------------------

       ------------------------------------------------------------ ---------------------------------------------

------ ------------------------------------------------------------ ---------------------------------------------


Name:                                  Signature:                                    Date:
               -----------------------                ------------------------------            --------------
-----------------------------------------------------------------------------------------------------------------------------
INTERNAL USE ONLY:

      APPROVED        DENIED  DEPARTMENT HEAD
       [  ]           [  ]
                      ---------------------------------- ---------------------------------- ------------
                                   Name                             Signature                 Date

      APPROVED        DENIED  COMPLIANCE DEPT
       [  ]           [  ]

                      ---------------------------------- ---------------------------------- ------------
                                   Name                             Signature                 Date

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                        FORM E
                                                                        (EUROPE)

                                   MEMORANDUM
                             PRIVATE & CONFIDENTIAL

TO: TRELAWNY WILLIAMS 8 727 4873, AGUS BOGLE 8 727 4622, SARAH HAYCOCK 8 727 4314 OR LORI BLACKWOOD - 8 727 4568
         -----------------------------------------------------------------------

FROM:
         -----------------------------------------------------------------------

SUBJECT: INSIDE INFORMATION NOTIFICATION
================================================================================

With reference to Fidelity's procedures concerning the regulation of insider trading, I hereby acknowledge that I have received inside information about the following company:
--------------------------------------------------------------------------------

Company / Companies Involved:
--------------------------------------------------------------------------------

Inside Information (briefly)*:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date received:                                            Time:
--------------------------------------------------------------------------------

How Inside Information was received (briefly):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date information is likely to go public:
--------------------------------------------------------------------------------

Other Fidelity personnel also present:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I ACKNOWLEDGE THAT AS AN INSIDER, I AM PROHIBITED FROM TRADING IN THE SHARES OF THE ABOVE COMPANY ON MY OWN ACCOUNT OR FOR A FUND OR PRIVATE ACCOUNT, AND FROM PASSING THE INFORMATION TO ANYONE ELSE WITHOUT YOUR APPROVAL.

================================================================================


A ** I do not consider that this information should be made available      [  ]
     to any other Fidelity  personnel


B ** I consider that this information should be made available to others.  [  ]

Names(s)
                ----------------------------------------------------------------
Reason(s)
                ----------------------------------------------------------------

                ----------------------------------------------------------------
I therefore request approval to pass the information on to the above

Approval given by:
                                  ----------------------------------------------

Date/time approval given:
                                  ----------------------------------------------

================================================================================

Signed:                                                         Date:
            -------------------------------------------------        -----------

* Please provide sufficient information to ensure that the date/time that the information becomes public may be determined
**   Please complete as appropriate

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                        FORM E
                                                                        (EUROPE)

                                  CONFIDENTIAL


Trelawny Williams / Agus Bogle / Sarah Haycock / Lori Balckwood
Compliance Department
Fidelity Investments
25 Cannon Street
London
EC4M 5TA                                             Dated:________________


Dear Trelawny / Sarah / Lori

RE:  [                                              ] ("THE COMPANY")

I have received information which I believe to be price sensitive and non-public as it relates to the Company. I understand that the information provided to me may stop my trading, either individually or for an account managed by me, in the securities of the Company under relevant law*.

In connection with the information, I have agreed with you that I will not disclose in any manner this information to any other person within Fidelity other than as specifically identified on the attached Inside Information Notification.

I may discuss the information with others outside of Fidelity only if they have the same information.

Further, I will not participate in discussions or decisions relating to the Company or any trading in the affected securities, other than with those persons outside of Fidelity in possession of the same information or otherwise in accordance with the securities laws after consultation with counsel.

I understand that any such disclosure by me may result in restrictions on trading for various accounts advised by Fidelity or its affiliates, and in possible violations of the securities laws in certain countries. In particular I understand that I cannot use or refer to the information in preparing any research note in connection either with:

(a) the Company; or

(b) any other company whose securities which could be affected by the information.







------------
* Including but not limited to the anti-fraud provisions of the United States Securities Exchange Act of 1934 (Rule 10b-5), Hong Kong's Securities (Insider Dealing) Ordinance, Cap. 395, and the provisions of the Criminal Justice Act, 1993 in the United Kingdom.

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM E

Page 2




I will only discuss such matters with legal counsel. I understand that I am not free to discuss the information or its receipt with the executive management of Fidelity (otherwise than as listed on the attached Inside Information Notification) unless specifically authorized by you.

Finally, I recognise that I should advise you confidentially verbally as soon as I know and immediately afterwards in writing when I consider that the "Chinese Wall" established by this letter is no longer necessary and I will make every effort so to do.

Yours sincerely




------------------------------------------------
Signature


------------------------------------------------
Print Name

Date:                       Time:
--------------------------- --------------------

By signing you confirm that you agree to be bound by the letter.



Encl.    Inside Information Notification Form

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                         FORM E
                                                                         (JAPAN)

                                   MEMORANDUM
                             PRIVATE & CONFIDENTIAL

TO:

                  INVESTMENT COMPLIANCE (FIJ) - 8 775 9483, 8 775 9489 OR LEGAL COMPLIANCE (FSKK) - 8 775 5016, 8 775 5017
                  --------------------------------------------------------------

FROM:
                  --------------------------------------------------------------

SUBJECT:          INSIDE INFORMATION NOTIFICATION
================================================================================

With reference to Fidelity's procedures concerning the regulation of insider trading, I hereby acknowledge that I have received inside information about the following company:
--------------------------------------------------------------------------------

Company / Companies Involved:
--------------------------------------------------------------------------------

Inside Information (briefly)*:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date received:                                            Time:
--------------------------------------------------------------------------------

How Inside Information was received (briefly):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date information is likely to go public:
--------------------------------------------------------------------------------

Other Fidelity personnel also present:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I ACKNOWLEDGE THAT AS AN INSIDER, I AM PROHIBITED FROM TRADING IN THE SHARES OF THE ABOVE COMPANY ON MY OWN ACCOUNT OR FOR A FUND OR PRIVATE ACCOUNT, AND FROM PASSING THE INFORMATION TO ANYONE ELSE WITHOUT YOUR APPROVAL.

--------------------------------------------------------------------------------

A    ** I do not consider that this information should be made              [  ]
        available to any other Fidelity personnel


B   ** I consider that this information should be made available            [  ]
       to others.

Names(s)
                ----------------------------------------------------------------
Reason(s)
                ----------------------------------------------------------------

                ----------------------------------------------------------------
I therefore request approval to pass the information on to the above

Approval given by:
                              --------------------------------------------------

Date/time approval given:
                              --------------------------------------------------

================================================================================

Signed:                                                     Date:
        ---------------------------------------------             --------------

* Please provide sufficient information to ensure that the date/time that the information becomes public may be determined
**   Please complete as appropriate

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                          FORM E
                                                                         (JAPAN)


                                  CONFIDENTIAL


Investment Compliance (FIJ) / Legal Compliance (FSKK)
Shiroyama JT Mori Bldg - 10th Floor
3-1, Toranomon 4-chome, Minato-ku
Tokyo 105-6019
Japan                                                     Dated:________________


Dear Investment Compliance (FIJ) / Legal Compliance (FSKK)

RE:  [                                               ] ("THE COMPANY")

I have received information which I believe to be price sensitive and non-public as it relates to the Company. I understand that the information provided to me may stop trading, either individually or for an account managed by me, in the securities of the Company under relevant law*.

In connection with the information, I have agreed with you that I will not disclose in any manner this information to any other person within Fidelity other than as specifically identified on the attached Inside Information Notification.

I may discuss the information with others outside of Fidelity only if they have the same information.

Further, I will not participate in discussions or decisions relating to the Company or any trading in the affected securities, other than with those persons outside of Fidelity in possession of the same information or otherwise in accordance with the securities laws after consultation with counsel.

I understand that any such disclosure by me may result in restrictions on trading for various accounts advised by Fidelity or its affiliates, and in possible violations of the securities laws in certain countries. In particular I understand that I cannot use or refer to the information in preparing any research note in connection either with:

(a)  the Company; or

(b) any other company whose securities which could be affected by the information.




------------
* Including but not limited to the anti-fraud provisions of the United States Securities Exchange Act of 1934 (Rule 10b-5), Hong Kong's Securities (Insider Dealing) Ordinance, Cap. 395, and the provisions of the Criminal Justice Act, 1993 in the United Kingdom.

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                          FORM E

Page 2




I will only discuss such matters with legal counsel. I understand that I am not free to discuss the information or its receipt with the executive management of Fidelity (otherwise than as listed on the attached Inside Information Notification) unless specifically authorized by you.

Finally, I recognise that I should advise you confidentially verbally as soon as I know and immediately afterwards in writing when I consider that the "Chinese Wall" established by this letter is no longer necessary and I will make every effort so to do.

Yours sincerely




------------------------------------------------
Signature


------------------------------------------------
Print Name

Date:                       Time:
--------------------------- --------------------

By signing you confirm that you agree to be bound by the letter.



Encl.    Inside Information Notification Form

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                          FORM E
                                                                     (HONG KONG)
                                                                        (TAIWAN)
                                                                     (AUSTRALIA)
                                                                         (KOREA)

                                   MEMORANDUM
                             PRIVATE & CONFIDENTIAL

TO:               SAMANTHA MILLER - 8 777 2862
                  --------------------------------------------------------------

FROM:
                  --------------------------------------------------------------

SUBJECT:          INSIDE INFORMATION NOTIFICATION
================= ==============================================================

With reference to Fidelity's procedures concerning the regulation of insider trading, I hereby acknowledge that I have received inside information about the following company:
--------------------------------------------------------------------------------

Company / Companies Involved:
--------------------------------------------------------------------------------

Inside Information (briefly)*:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date received:                                            Time:
--------------------------------------------------------------------------------

How Inside Information was received (briefly):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date information is likely to go public:
--------------------------------------------------------------------------------

Other Fidelity personnel also present:
--------------------------------------------------------------------------------


I ACKNOWLEDGE THAT AS AN INSIDER, I AM PROHIBITED FROM TRADING IN THE SHARES OF THE ABOVE COMPANY ON MY OWN ACCOUNT OR FOR A FUND OR PRIVATE ACCOUNT, AND FROM PASSING THE INFORMATION TO ANYONE ELSE WITHOUT YOUR APPROVAL.

================================================================================


A **     I do not consider that this information should be made         [  ]
         available to any other Fidelity  personnel


B **    I consider that this information should be made available       [  ]
        to others.

Names(s)
                ----------------------------------------------------------------
Reason(s)
                ----------------------------------------------------------------

                ----------------------------------------------------------------
I therefore request approval to pass the information on to the above

Approval given by:
                              --------------------------------------------------

Date/time approval given:
                              --------------------------------------------------

================================================================================

Signed:                                                     Date:
          --------------------------------------------            --------------

* Please provide sufficient information to ensure that the date/time that the information becomes public may be determined
**   Please complete as appropriate

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                     FORM E
                                                                     (HONG KONG)
                                                                     (TAIWAN)
                                                                     (AUSTRALIA)
                                                                     (KOREA)

                                  CONFIDENTIAL


Samantha Miller
Fidelity International Limited
17th Floor, One International Finance Centre
1 Harbour View Street
Central
Hong Kong                                                     Dated:____________


Dear Samantha

RE:  [                                                   ] ("THE COMPANY")

I have received information which I believe to be price sensitive and non-public as it relates to the Company. I understand that the information provided to me may stop my trading, either individually or for an account managed by me, in the securities of the Company under relevant law*.

In connection with the information, I have agreed with you that I will not disclose in any manner this information to any other person within Fidelity other than as specifically identified on the attached Inside Information Notification.

I may discuss the information with others outside of Fidelity only if they have the same information.

Further, I will not participate in discussions or decisions relating to the Company or any trading in the affected securities, other than with those persons outside of Fidelity in possession of the same information or otherwise in accordance with the securities laws after consultation with counsel.

I understand that any such disclosure by me may result in restrictions on trading for various accounts advised by Fidelity or its affiliates, and in possible violations of the securities laws in certain countries. In particular I understand that I cannot use or refer to the information in preparing any research note in connection either with:

(a)   the Company; or

(b) any other company whose securities which could be affected by the information.




------------
* Including but not limited to the anti-fraud provisions of the United States Securities Exchange Act of 1934 (Rule 10b-5), Hong Kong's Securities (Insider Dealing) Ordinance, Cap. 395, and the provisions of the Criminal Justice Act, 1993 in the United Kingdom.

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                          FORM E

Page 2




I will only discuss such matters with legal counsel. I understand that I am not free to discuss the information or its receipt with the executive management of Fidelity (otherwise than as listed on the attached Inside Information Notification) unless specifically authorized by you.

Finally, I recognise that I should advise you confidentially verbally as soon as I know and immediately afterwards in writing when I consider that the "Chinese Wall" established by this letter is no longer necessary and I will make every effort so to do.

Yours sincerely




------------------------------------------------
Signature


------------------------------------------------
Print Name

Date:                       Time:
--------------------------- --------------------

By signing you confirm that you agree to be bound by the letter.



Encl.    Inside Information Notification Form

[LOGO]                      FIDELITY'S CODE OF ETHICS



                                                                          FORM E
                                                                       (BERMUDA)

                                   MEMORANDUM
                             PRIVATE & CONFIDENTIAL

TO:               JENNIFER FARIA - 8 765 7351 OR PAUL NAYLOR 8 765 7260
                  --------------------------------------------------------------

FROM:
                  --------------------------------------------------------------

SUBJECT:          INSIDE INFORMATION NOTIFICATION
================= ==============================================================

With reference to Fidelity's procedures concerning the regulation of insider trading, I hereby acknowledge that I have received inside information about the following company:
--------------------------------------------------------------------------------

Company / Companies Involved:
--------------------------------------------------------------------------------

Inside Information (briefly)*:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date received:                                            Time:
--------------------------------------------------------------------------------

How Inside Information was received (briefly):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date information is likely to go public:
--------------------------------------------------------------------------------

Other Fidelity personnel also present:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

I ACKNOWLEDGE THAT AS AN INSIDER, I AM PROHIBITED FROM TRADING IN THE SHARES OF THE ABOVE COMPANY ON MY OWN ACCOUNT OR FOR A FUND OR PRIVATE ACCOUNT, AND FROM PASSING THE INFORMATION TO ANYONE ELSE WITHOUT YOUR APPROVAL.

================================================================================


A    **  I do not consider that this information should be made             [  ]
         available to any other Fidelity personnel


B    **  I consider that this information should be made available          [  ]
         to others.

Names(s)
                ----------------------------------------------------------------
Reason(s)
                ----------------------------------------------------------------

                ----------------------------------------------------------------
I therefore request approval to pass the information on to the above

Approval given by:
                              --------------------------------------------------

Date/time approval given:
                              --------------------------------------------------

================================================================================

Signed:                                                    Date:
          ------------------------------------------             ---------------

* Please provide sufficient information to ensure that the date/time that the information becomes public may be determined
**   Please complete as appropriate

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                          FORM E
                                                                       (BERMUDA)

                                  CONFIDENTIAL


Jennifer Rand / Paul Naylor
Fidelity International Limited
Pembroke Hall, 42 Crow Lane
Pembroke, HM19
Bermuda                                              Dated:________________


Dear Jennifer / Paul

RE:  [                                             ] ("THE COMPANY")

I have received information which I believe to be price sensitive and non-public as it relates to the Company. I understand that the information provided to me may stop my trading, either individually or for an account managed by me, in the securities of the Company under relevant law*.

In connection with the information, I have agreed with you that I will not disclose in any manner this information to any other person within Fidelity other than as specifically identified on the attached Inside Information Notification.

I may discuss the information with others outside of Fidelity only if they have the same information.

Further, I will not participate in discussions or decisions relating to the Company or any trading in the affected securities, other than with those persons outside of Fidelity in possession of the same information or otherwise in accordance with the securities laws after consultation with counsel.

I understand that any such disclosure by me may result in restrictions on trading for various accounts advised by Fidelity or its affiliates, and in possible violations of the securities laws in certain countries. In particular I understand that I cannot use or refer to the information in preparing any research note in connection either with:

(a)   the Company; or

(b) any other company whose securities which could be affected by the information.




------------
* Including but not limited to the anti-fraud provisions of the United States Securities Exchange Act of 1934 (Rule 10b-5), Hong Kong's Securities (Insider Dealing) Ordinance, Cap. 395, and the provisions of the Criminal Justice Act, 1993 in the United Kingdom.

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                          FORM E

Page 2




I will only discuss such matters with legal counsel. I understand that I am not free to discuss the information or its receipt with the executive management of Fidelity (otherwise than as listed on the attached Inside Information Notification) unless specifically authorized by you.

Finally, I recognise that I should advise you confidentially verbally as soon as I know and immediately afterwards in writing when I consider that the "Chinese Wall" established by this letter is no longer necessary and I will make every effort so to do.

Yours sincerely




------------------------------------------------
Signature


------------------------------------------------
Print Name

Date:                       Time:
--------------------------- --------------------

By signing you confirm that you agree to be bound by the letter.



Encl.    Inside Information Notification Form

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                                                                          FORM F


                             GIFTS NOTIFICATION FORM

Employee Name                                                          Department:
---------------------------------------------------                    -----------------------------------------

---------------------------------------------------                    -----------------------------------------


Description of Gift                                                           Estimated Value
----------------------------------------------------------------------        ----------------------
                                                                                                     US
                                                                                                     Dollars
                                                                                                     or other
                                                                                                     currency

----------------------------------------------------------------------        ----------------------


PLEASE DELETE AS APPROPRIATE:               Gift Received / Gift to be Made

Name of company and/or person providing/receiving gift
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

Nature of business relationship
----------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------

Reason for gift
----------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------

Depending on your position at Fidelity and/or the nature of the gift, Compliance may notify your line manager and/or senior management.

I confirm that I have read and understood Fidelity's Gifts Policy and that the above gift has been treated in accordance with that Policy.

                     -----------------------------------------                     -----------------------------

Signature                                                                Date

                     -----------------------------------------                     -----------------------------



--------------------------------------------------------------------------------
INTERNAL USE ONLY:

Compliance:   Name:                    Signature:                      Date:
                   ------------------           --------------------         -----------


98

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[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                          FORM G

                          HOSPITALITY NOTIFICATION FORM

Employee Name                                                          Department:
--------------------------------------------------------------         -----------------------------------------

--------------------------------------------------------------         -----------------------------------------


Description of Hospitality                                                  Estimated Value
------------- ---------------- ------------- -------------------------      ----------------------
                                                                                                   US Dollars
DATE:                          LOCATION:                                                           or other
                                                                                                   Currency
------------- ---------------- ------------- -------------------------      ----------------------
NATURE:

                                                                            Will you be paying
                                                                            for transportation
                                                                            to/from the event?     YES     NO
------------- --------------------------------------------------------

PLEASE DELETE AS APPROPRIATE:               Hospitality Received / Hospitality Offered

---------------------------------------------------------------------------------------------- -------- --------

Will host be attending                                                                           YES      NO
---------------------------------------------------------------------------------------------- -------- --------


Name of company and/or person providing/receiving hospitality
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

Nature of business relationship
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

Reason for hospitality
----------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------

Depending on your position at Fidelity and/or the nature of the gift, Compliance may notify your line manager and/or senior management.

I confirm that I have read and understood Fidelity's Hospitality Policy and that the above hospitality will comply with that Policy.

                     ----------------------------------------------                   --------------------------

Signature:                                                                  Date:
                     ----------------------------------------------                   --------------------------


----------------------------------------------------------------------------------------------------------------
INTERNAL USE ONLY:

Compliance:                 Name:                       Signature:                      Date:
                                     ------------------            --------------------         -----------

[LOGO]                      FIDELITY'S CODE OF ETHICS

                                                                          FORM H














                      THIS FORM IS INTENTIONALLY NOT IN USE

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                          FORM I


SPECIAL APPROVAL REQUEST FORM
--------------------------------------------------------------------------------

IN ORDER FOR COMPLIANCE TO REVIEW YOUR SPECIAL APPROVAL REQUEST YOU MUST COMPLETE THIS SPECIAL APPROVAL REQUEST FORM. THIS FORM, ALONG WITH ANY SUPPORTING DOCUMENTATION, SHOULD BE RETURNED TO YOUR LOCAL COMPLIANCE CONTACT.

All special approval requests provide that you MUST complete SECTIONS A, B, C, AND D. ALL FOUR SECTIONS MUST BE COMPLETE. FORMS WILL NOT BE ACCEPTED WITHOUT ALL REQUIRED INFORMATION.

A.    EMPLOYEE INFORMATION

----------------------------------------------------------- ---------------------------------------------------------
NAME:                                                       CORP ID:

----------------------------------------------------------- ---------------------------------------------------------
MAILZONE:                                                   TELEPHONE NO:

----------------------------------------------------------- ---------------------------------------------------------

B.   DETAILS OF BROKERAGE ACCOUNTS (add more lines if necessary).

     Request form must be completed for each account unless reason for request is the same.

---------------------------------- ------------------------------------------------- --------------------------------
                                   NAME AND ADDRESS OF BROKERAGE FIRM (PLEASE
NAME ON THE ACCOUNT (PLEASE        PRINT)                                            ACCOUNT NUMBER
PRINT)
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------- ------------------------------------------------- --------------------------------

C. DETAILS OF CURRENT HOLDINGS (add more lines if necessary)

      NOTE: YOU MAY ATTACH A STATEMENT FROM YOUR BROKER IF IT CONTAINS A COMPLETE LIST OF HOLDINGS.

-------------------------------------- ----------- ------------- --------------------------- ------------------------
SECURITY NAME (PLEASE PRINT)                                     FIRM WHERE SECURITY IS      ACCOUNT NUMBER
                                       NO. OF        PURCHASE    HELD (PLEASE PRINT)
                                         SHARES       PRICE
-------------------------------------- ----------- ------------- --------------------------- ------------------------

-------------------------------------- ----------- ------------- --------------------------- ------------------------

-------------------------------------- ----------- ------------- --------------------------- ------------------------

-------------------------------------- ----------- ------------- --------------------------- ------------------------

-------------------------------------- ----------- ------------- --------------------------- ------------------------


D.    REASON FOR THE SPECIAL APPROVAL REQUEST / REQUIRED DOCUMENTATION

--------------------------------------------------------------------------------
              PLEASE ATTACH A TYPED EXPLANATION DETAILING WHY YOU
                          ARE SEEKING SPECIAL APPROVAL.

--------------------------------------------------------------------------------


        THE FOLLOWING INFORMATION IS REQUIRED FOR ALL REQUESTS:

          o Copies of statements on the account since date of hire or date on which the account became beneficially owned, if not already provided.

          o Your completed Annual acknowledgment Form (Form A) if not already provided.

[LOGO]                      FIDELITY'S CODE OF ETHICS


     PLEASE ALLOW FIVE BUSINESS DAYS (FROM THE DATE OF RECEIVING ALL INFORMATION) TO PROCESS YOUR REQUEST. While your request is pending you will ensure that regular reporting is forwarded from the broker dealer to your appropriate Compliance department. You will NOT be permitted to trade while your request is pending.

        PLEASE CHECK THE REASON FOR YOUR REQUEST (IF MORE THAN ONE APPLIES, PLEASE INDICATE). PLEASE REFER TO APPENDIX H FOR THE REFERENCE NUMBERS INCLUDED BELOW AS WELL AS THE REQUIRED DOCUMENTATION TO BE PROVIDED.

          1. EXEMPTION FROM THE REQUIREMENT TO TRADE THROUGH A BROKER THAT AGREES TO PROVIDE FIDELITY WITH DUPLICATE REPORTING

          2.   EXEMPTION FROM THE PROHIBITION ON PARTICIPATING IN IPOS
        ----------------------------- ------- -------- -------- --------
        Circumstance                  2.1     2.2      2.3      2.4
        ----------------------------- ------- -------- -------- --------
        Requesting exemption
        from (PLEASE TICK):
        ----------------------------- ------- -------- -------- --------

          3. EXEMPTION FROM THE PROHIBITION ON EXERCISING DISCRETION OVER A NON-BENEFICIALLY OWNED ACCOUNT

          4.   EXEMPTION FROM THE PRE-CLEARANCE REQUIREMENT
        ----------------------------- ------- -------- -------- --------
        Circumstance                  4.1     4.2      4.3      4.4
        ----------------------------- ------- -------- -------- --------
        Requesting exemption from (PLEASE TICK):
        ----------------------------- ------- -------- -------- --------


          5. EXEMPTION FROM PRE-CLEARANCE VALID ONLY FOR THE DAY ON WHICH IT IS GRANTED

        ----------------------------- ------- -------- --------
        Circumstance                  5.1     5.2      5.3
        ----------------------------- ------- -------- --------
        Requesting exemption from (PLEASE TICK):
        ----------------------------- ------- -------- --------


          6. EXEMPTION FROM THE SURRENDER OF SHORT-TERM PROFITS (AS A RESULT OF A 60-DAY VIOLATION)

        ----------------------------- ------- --------
        Circumstance                  6.1     6.2
        ----------------------------- ------- --------
        Requesting exemption from (PLEASE TICK):
        ----------------------------- ------- --------

          7.   OTHER

               o Please explain the reason for your request in a separate typed letter and attach it to this request form

    ***REQUESTS WILL NOT BE CONSIDERED WITHOUT ALL REQUIRED DOCUMENTATION***

[LOGO]                      FIDELITY'S CODE OF ETHICS


I certify to the best of my knowledge that the information provided is accurate and complete and I shall notify Compliance immediately if the information ceases to be accurate and complete.




Employee Signature: ______________________           Date:  ____________________


                   RETURN TO YOUR LOCAL COMPLIANCE DEPARTMENT


--------------------------------------------------------------------------------
INTERNAL USE ONLY:

Compliance                      Approved:  [  ]    Denied:  [  ]    Date:  [  ]


Code of Ethics Oversight Group  Approved:  [  ]    Denied:  [  ]    Date:  [  ]

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                                                                          FORM J

            BROKERAGE ACCOUNT TRANSFER FEE REIMBURSEMENT REQUEST FORM

USE THIS FORM TO REQUEST REIMBURSEMENT FOR TRANSFER FEE AND/OR TERMINATION FEE THAT THE EXTERNAL BROKER CHARGED DURING THE TRANSFER PROCESS OF YOUR BROKERAGE ACCOUNT.

INSTRUCTIONS FOR COMPLETING THE TRANSFER FEE REIMBURSEMENT REQUEST FORM

================================================================================

HOW THE PROGRAM WORKS
          o If the broker from whom you transferred your account charged you a fee (such as an account closeout or transfer fee, or a limited partnership or foreign security transfer fee), you will be reimbursed by Fidelity.
          o Fund liquidation fees or deferred sales charges are not eligible for reimbursement.
          o    Stamp duty charges are not eligible for reimbursement.
          o The fees will be reimbursed to you by draft or a salary adjustment.

HOW TO APPLY FOR THE REIMBURSEMENT

          o    Complete the reimbursement request form
          o If not previously supplied to your local Compliance department, you must include copies of the statements on the account(s) from your date of hire or the date the account was opened (depending on which date is later) to the closing, zero balance statement showing the transfer/termination fee.
          o Return the completed form along with copies of your account statements to your local Compliance department.

================================================================================


EMPLOYEE INFORMATION

================================================================================
Name ___________________________________________          Mail Zone___________

Internal Phone Number ____________________________        Cost Center__________

Date of Hire _____ / _____ / ______                       Corp ID_____________

===============================================================================


ACCOUNT INFORMATION

================================================================================

          o List the External Broker name from whom the account has been transferred.
          o    List the account number of the external brokerage account.
          o List the broker & account number where the account was transferred.

------------------------------------- ------------------------------ ----------------------------------------
EXTERNAL BROKER FIRM                  EXTERNAL BROKERAGE              NEW BROKER AND ACCOUNT
                                      ACCOUNT NUMBER                  NUMBER
------------------------------------- ------------------------------ ----------------------------------------

------------------------------------- ------------------------------ ----------------------------------------

------------------------------------- ------------------------------ ----------------------------------------

------------------------------------- ------------------------------ ----------------------------------------

------------------------------------- ------------------------------ ----------------------------------------

------------------------------------- ------------------------------ ----------------------------------------

------------------------------------- ------------------------------ ----------------------------------------

------------------------------------- ------------------------------ ----------------------------------------


INTERNAL USE ONLY

================================================================================
                     PROCESSES [  ]                DENIED   [  ]

                   RETURN TO YOUR LOCAL COMPLIANCE DEPARTMENT

[LOGO]                      FIDELITY'S CODE OF ETHICS


                                                                          FORM K

                  TRAVEL BY CORPORATE OR PRIVATE AIRCRAFT FORM

This form should be used to request approval to travel by corporate or personal aircraft to a business meeting.

The completed form should be provided to your local Compliance Department within five business days of a reportable event or a personal gift perceived to be a conflict of interest. If it is being used to request authorisation to travel by corporate or private aircraft offered by a business partner, the form should be forwarded within five days of the authorisation

PART I:

Name:            ____________________                   Corp. ID:   ____________

Division:        ____________________                   Internal Extension:

Title:           ____________________

Current Date:    ____________________


PART II:  USE OF CORPORATE OR PRIVATE AIRCRAFT

Is the company providing this travel willing to accept reimbursement?

Date of proposed travel:

Who owns or will be chartering the aircraft? __________________________

Reason for the meeting/description of activities: _____________________________

_______________________________________________________________________________

Business justification for travel by corporate or private aircraft:_____________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

List the name of each person you believe will be present on the aircraft and the organizations they represent:

------------------------ ------------------------------- -----------------------
Name of Attendee         Title/Position                  Company
------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------


________________________________________________               _________________
Chief Investment Officer or Director of Research                     Date
(For travel related to issuer research only)


_________________________________________                      ________________
Member of Global Operating Committee                                 Date
(For Senior Executives travel requests only)


--------------------------------------------------------------------------------
INTERNAL USE ONLY:

Compliance:   Name:                   Signature:                    Date:
                  ------------------             ------------------      ------